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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Filing by:
MIPS TECHNOLOGIES, INC.
(Name of Registrant as Specified in its Charter)

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	2)	Aggregate number of securities to which transaction applies:
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/ /	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

[LETTERHEAD]

September 20, 1999

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of stockholders of MIPS Technologies, Inc. ("MIPS"), a Delaware corporation, to be held on Thursday, October 28, 1999 at the Company's Corporate offices at 1225 Charleston Road, Mountain View, California commencing at 2:00 p.m., local time.

    At the Annual Meeting, you will be asked to consider and vote upon the following:

  1.
  The election of the Class A director and two Class B directors;
  2.
  Approval of our 1998 Long-Term Incentive Plan, as amended, which provides, among other things, for an increase of 1,400,000 shares reserved for issuance thereunder, and for an annual increase on each July 1 thereafter, beginning July 1, 2000, equal to the lesser of (i) 4% of the total number of shares of our common stock outstanding as of the immediately preceding June 30, (ii) 2,000,000 shares or (iii) an amount determined by our board of directors;
  3.
  Approval of our Employee Stock Purchase Plan, as amended, including the elimination of a provision that limits the maximum number of shares that may be reserved for issuance thereunder; and
  4.
  The ratification of the appointment of Ernst & Young LLP as our independent auditors for the 2000 fiscal year.

    The attached Proxy Statement presents the details of these proposals.

    Our board of directors has unanimously approved proposals (2), (3) and (4) above and recommends that you vote FOR each proposal's approval and adoption.

    Your participation and vote is important. The election of the Class A director will not be effected without the affirmative vote of at least a majority of the outstanding Class A common stock present and voting at the annual meeting. The election of the Class B directors will not be effected without a similar affirmative vote of the holders of the outstanding Class B common stock. The adoption of proposals (2), (3) and (4) will not be effected without the affirmative vote of at least a majority of the outstanding Class A and Class B common stock present and voting at the Annual Meeting.

    For further information regarding the matters to be voted on at the Annual Meeting, I urge you to carefully read the accompanying Proxy Statement, dated September 20, 1999. If you have more questions about these proposals or would like additional copies of the Proxy Statement, you should contact Kevin C. Eichler, Chief Financial Officer of MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043; telephone: (650) 567-5000. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or by electronic means. This will not limit your right to attend or vote at the Annual Meeting.

                        Sincerely,

                        /s/ John E. Bourgoin

                        John E. Bourgoin
                         Chief Executive Officer and President

    The accompanying Proxy Statement is dated September 20, 1999 and is first being mailed to stockholders on or about September 24, 1999.

[LETTERHEAD]

[LETTERHEAD]

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 28, 1999

To the Stockholders of
 MIPS TECHNOLOGIES, INC.:

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders ("Annual Meeting") of MIPS Technologies, Inc. ("MIPS"), a Delaware corporation, will be held at our corporate offices at 1225 Charleston Road, Mountain View, California on October 28, 1999. The Annual Meeting will begin at 2:00 p.m. local time, for the following purposes:

  1.
  To elect the Class A director and two Class B directors, each to serve a three-year term;
  2.
  Approval of our 1998 Long-Term Incentive Plan, as amended, which provides among other things for an increase of 1,400,000 shares reserved for issuance thereunder and for an annual increase on each July 1 thereafter, beginning July 1, 2000, equal to the lesser of (i) 4% of the total number of shares of MIPS common stock outstanding as of the immediately preceding June 30, (ii) 2,000,000 shares or (iii) an amount determined by our board of directors;
  3.
  Approval of our Employee Stock Purchase Plan, as amended, including the elimination of a provision that limits the maximum number of shares that may be reserved for issuance thereunder;
  4.
  To ratify the appointment of Ernst & Young LLP as MIPS' independent auditors for the 2000 fiscal year; and
  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

    Only stockholders of record at the close of business on September 7, 1999 are entitled to notice of and to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or by electronic means.Any stockholder attending the Annual Meeting may vote in person, even though he or she has previously returned a proxy.

                      By Order of the Board of Directors
                      Of MIPS Technologies, Inc.

                      /s/ Sandy Creighton

                      Sandy Creighton
                       Vice President, General Counsel & Secretary

Mountain View, California
September 20, 1999

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope or by electronic means.

[LETTERHEAD]

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING

General

    This Proxy Statement is being furnished by our board of directors to holders of its Class A and Class B common stock, par value $0.001 per share, in connection with the solicitation of proxies by our board of directors for use at the annual meeting of MIPS stockholders (the "Annual Meeting") to be held on Thursday, October 28, 1999, at our offices at 1225 Charleston Road, Mountain View, California, commencing at 2:00 p.m., local time, and at any adjournment or postponement thereof. The purposes of the annual meeting are set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders.

    Our complete mailing address is MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, and our telephone number is (650) 567-5000.

    This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of MIPS on or about September 24, 1999.

Stockholders Entitled to Vote; Vote Required

    The MIPS board of directors has fixed the close of business on September 7, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Accordingly, only holders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 12,660,600 Class A shares and 25,069,759 Class B shares constituting all of the voting stock of MIPS. As of the Record Date, there were approximately 12 holders of record of Class A shares. Silicon Graphics, Inc. ("SGI") holds all of our Class B shares. Each holder of record of our common stock on the Record Date is entitled to one vote per share, which may be cast either in person or by properly executed proxy, at the Annual Meeting. Only holders of Class A common stock are entitled to vote in the election of the Class A director. Similarly, only holders of Class B common stock are entitled to vote in the election of the Class B directors. A plurality of the shares present in person or represented by proxy at the meeting, entitled to vote in the election and actually cast, will elect the directors. In all other matters submitted to a vote of stockholders, holders of Class A and Class B common stock will vote together as a single class. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the Annual Meeting during ordinary business hours at our headquarters located at 1225 Charleston Road, Mountain View, California 94043. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Class A and Class B common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. SGI intends to be present at the Annual Meeting; therefore a quorum will be present for election of Class B directors and proposals 2, 3 and 4.

    Based on its ownership of approximately 66% of the currently outstanding shares of our common stock, SGI has the voting power to adopt and approve all proposals with the exception of the election of the Class A director.

    Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. Shares which abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast and, accordingly, will have no effect on the outcome of the vote with respect to a particular matter.

Proxies

    This Proxy Statement is being furnished to you in connection with the solicitation of proxies by, and on behalf of, our board of directors for use at the Annual Meeting, and is accompanied by a form of proxy.

    All shares of our common stock which are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted as recommended by our board of directors.

    If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn such Annual Meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of MIPS, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to MIPS before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be sent to MIPS Technologies, Inc., 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, or hand delivered to the Secretary of MIPS at or before the taking of the vote at the Annual Meeting.

    MIPS will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from MIPS stockholders by directors, officers and employees of MIPS in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

    Pursuant to our Amended and Restated Certificate of Incorporation, holders of the Class B common stock are entitled to elect 80% of the members of our board of directors (rounded upwards, if necessary) and holders of the Class A common stock are entitled to elect our remaining directors. Our board of directors has fixed the number of directors at seven, one of whom is elected by the holders of Class A common stock and six of whom are elected by the holders of Class B common stock. In addition, our board of directors serve staggered three-year terms. The following table shows the members of the different classes of the board of directors. SGI has the ability to change the size and composition of our board of directors. However, to ensure that there will be at least one Class A director at all times, our board of directors may not consist of less than five members.

Class	Expiration of Term	Board Members
Class I	1999 Annual Meeting	Class A Director: Anthony B. Holbrook
Class B Directors: John E. Bourgoin Kenneth L. Coleman
Class II	2000 Annual Meeting	Class B Directors: Teruyasu Sekimoto Fred M. Gibbons
Class III	2001 Annual Meeting	Class B Directors: Kurt Akeley William M. Kelly

    Our board of directors has nominated each of the Class I directors named above for an additional three-year term. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the re-election of the Class I directors, unless otherwise directed. If, contrary to our expectations, a nominee should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors.

    One Class A director and two Class B directors are to be elected to our board of directors at the Annual Meeting for a three-year term ending in 2002.

Nominees

NAME	CLASS	AGE	PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Anthony B. Holbrook	A	60	Retired Chief Technical Officer of Advance Micro Devices, Inc. ("AMD") Mr. Holbrook has served on our board of directors since July 1998. Mr. Holbrook retired as Chief Technical Officer of AMD in August 1994. Mr. Holbrook joined AMD in 1973 and served in a number of executive capacities. He was elected a corporate officer in 1978 and in 1982 was named Executive Vice President and Chief Operating Officer. In 1986, Mr. Holbrook was named President of AMD and was elected to the board of directors. In 1989, he moved from Chief Operating Officer to Chief Technical Officer and in 1990 from President to Vice Chairman, a position he held until April 1996. Prior to joining AMD, Mr. Holbrook held engineering management positions with Fairchild Semiconductor and Computer Micro Technology Corporation. Mr. Holbrook is also a director of SDI, Inc., a solid state laser manufacturer.
John E. Bourgoin	B	53
			Chief Executive Officer and President of MIPS Technologies, Inc. Mr. Bourgoin has served as our Chief Executive Officer since February 1998 and our President since September 1996, and has served on our board of directors since May 1997. Mr. Bourgoin has also served as a Senior Vice President of SGI from September 1996 through May 1998. Prior to joining SGI, Mr. Bourgoin was Group Vice President, Computation Products Group of AMD.
Kenneth L. Coleman	B	57
			Senior Vice President of Sales, Service and Marketing of SGI. Mr. Coleman has served on our board of directors since January 1998. Since June, 1999, Mr. Coleman has been Senior Vice President of Sales, Service and Marketing of SGI. Prior to that time, he was Senior Vice President, Customer and Professional Services of SGI and also Senior Vice President, Administration of SGI.

CONTINUING DIRECTORS

NAME	CLASS	AGE	PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
Teruyasu Sekimoto	B	60	Chairman of SGI Asia Pacific. Mr. Sekimoto has served on our board of directors since January 1998. Mr. Sekimoto joined SGI in 1987 as representative director of SGI Japan. He became Vice President, North Pacific Area in 1991, Senior Vice President, East Asia in 1995 and Chairman of SGI Asia Pacific in 1998.
Fred M. Gibbons	B	49
			Partner, Concept Stage Venture Management. Mr. Gibbons has served on our board of directors since July 1998. Since 1999, Mr. Gibbons has been a partner with Concept Stage Venture Management, an investment firm based in California. From 1995 through 1998, Mr. Gibbons was also a lecturer at the Stanford University Graduate School of Engineering. In 1981, Mr. Gibbons founded Software Publishing Corporation based in San Jose, California, a company engaged in the development of software systems for personal computer applications, and was its Chief Executive Officer through 1994. Prior to 1981, Mr. Gibbons was employed as a product and marketing manager for Hewlett-Packard Company.
Kurt Akeley	B	41
			Senior Vice President and Chief Technology Officer of SGI. Mr. Akeley joined our board of directors on September 20, 1999. Mr. Akeley was one of the co-founders of SGI in 1982 and prior to his current position served as SGI's Vice President and Chief Engineer responsible for leading hardware and software graphics for SGI's high-end products.
William M. Kelly	B	46
			Senior Vice President, Corporate Operations, of SGI. Mr. Kelly has served on our board of directors since January 1998. He joined SGI in 1994 as Vice President, Business Development, General Counsel and Secretary and, since 1997, has been Senior Vice President, Corporate Operations of SGI. During 1996, Mr. Kelly also served as Senior Vice President, Silicon Interactive Group of SGI and he served as acting Chief Financial Officer of SGI from May 1997 to February 1998. Prior to joining SGI, Mr. Kelly was an attorney in private practice.

    Ownership interests of our directors or officers in the common stock of SGI or service as both a director of MIPS Technologies and an officer or employee of SGI could create or appear to create potential conflicts of interest when directors and officers are faced with decisions that could have different implications for us and SGI. Our Amended and Restated Certificate of Incorporation includes provisions relating to the allocation of business opportunities that may be suitable for both us and SGI based on the relationship to the companies of the individual to whom the opportunity is presented and the method by which it was presented. In addition, under Delaware law, our officers and directors have fiduciary duties to our stockholders.

Board Of Directors' Meeting And Committees

    Our board of directors held 4 regular and 2 special meetings during fiscal year 1999 and took actions three times by unanimous written consent. Our board of directors has an Audit Committee, a Compensation Committee and an Option Administration Committee. In addition, the Board established a Special Committee of the board of directors to evaluate and consider the proposed terms for the recapitalization of the Company, which Committee completed its work on January 13, 1999.

    During fiscal year 1999, the members of the Audit Committee were Mr. Kelly (Chairman), Dr. Baskett and Mr. Gibbons. The Audit Committee met four times during fiscal year 1999. The responsibilities of the Audit Committee include recommending to our board of directors the independent public accountants to be selected to conduct the annual audit of our accounts; reviewing the proposed scope of such audit and approving the audit fees to be paid; and reviewing the adequacy and effectiveness of our internal auditing, accounting and financial controls with the independent public accountants and our financial and accounting staff.

    During fiscal year 1999, the members of the Compensation Committee were Mr. Coleman (Chairman), Mr. Gibbons and Mr. Holbrook. The Compensation Committee met four times during fiscal year 1999. The responsibilities of the Compensation Committee include developing performance criteria for and periodically evaluating the performance of our Chief Executive Officer, reviewing and recommending the salary, bonus and stock incentive compensation of our Chief Executive Officer, reviewing the salaries, bonuses and stock incentive compensation of our other officers as proposed by our Chief Executive Officer and reviewing candidates and recommending nominees for election as directors.

    During fiscal year 1999, the members of the Options Administration Committee were Mr. Gibbons and Mr. Holbrook. The Options Administration Committee met one time and took action by unanimous written consent ten times during fiscal year 1999. The responsibilities of the Option Administration Committee include administering the 1998 Long-Term Incentive Plan (the "Incentive Plan"), reviewing and approving grants under the Incentive Plan and approving other performance-based compensation which is intended to be excluded from the deductibility limitations imposed by Section 162(m) of the Internal Revenue Code of 1986.

    No director attended fewer than 80% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which he served during fiscal year 1999, except Mr. Sekimoto, who attended 66 2/3% of the meetings of the board of directors.

    Our board of directors may, from time to time, establish certain other committees to facilitate the management of MIPS.

Director Compensation

    Directors who do not receive compensation as officers or employees of MIPS or any of our affiliates receive an annual board membership fee which is paid on a quarterly basis in the amount of $2,500 per quarter and a per diem in the amount of $1,000 per day for attendance at board and committee meetings. In addition, non-employee directors who perform services for us outside the scope of normal board duties at the specific request of the Chairman of our board of directors will receive $1,000 per day for their services. All directors are reimbursed for reasonable expenses incurred in attending our board of director or committee meetings.

    Our board of directors and SGI approved our Director's Stock Option Plan in July 1998. The plan authorizes 600,000 shares of Class A common stock for issuance plus an annual increase each July 1 equal to the lesser of (1) 100,000 shares, (2) the number of shares subject to option granted in the prior one year period, or (3) a lesser amount determined by our board of directors. Upon a non-employee director's election or appointment to our board of directors, he or she will automatically receive an initial nonstatutory stock option to purchase 40,000 shares of Class A common stock. Each director who has been a non-employee director for at least six months will automatically receive an annual renewal nonstatutory stock option to purchase 10,000 shares of Class A common stock each year on the date of the annual stockholder meeting. All stock options are granted with an exercise price equal to the fair market value of Class A common stock on the date of grant. Initial stock option grants vest 24% on the first anniversary of the grant date and 2% each month thereafter; annual stock option grants vest 2% each month over a 50-month period from the date of the grant. Pursuant to the terms of the option plan, Messrs. Holbrook and Gibbons were each granted 40,000 shares of Class A common stock upon commencement of their term as members of our board of directors and will each be granted an additional 10,000 stock options on the date of the Annual Meeting.

Compensation Committee Interlocks And Insider Participation

    The current members of the Compensation Committee through our 1999 Annual Meeting are Kenneth L. Coleman, the Committee's Chairman, Fred M. Gibbons and Anthony B. Holbrook. Mr. Coleman is an employee of SGI. Mr. Gibbons and Mr. Holbrook are both "non-employee directors" under rule 16b-3 of, and have no interlocking relationships as defined by, the Securities Exchange Act of 1934, as amended. Mr. Gibbons and Mr. Holbrook are the two members comprising the Option Administration Committee, and are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code.

PROPOSAL NO. 2—APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN, AS AMENDED

    General.  At the Annual Meeting, you will be asked to approve our 1998 Long-Term Incentive Plan, as it has been amended and restated by our board of directors. We refer to this plan as the Incentive Plan. As the Incentive Plan has been amended, an additional 1,400,000 shares of our Class A common stock have been reserved for issuance under the Plan. In addition, the Incentive Plan now provides for annual increases in the number of shares that may be issued under the Plan, beginning on July 1, 2000, equal to the lesser of (i) 4% of the total number of shares of our common stock outstanding as of the immediately preceding June 30 (including both Class A and Class B common stock), (ii) 2,000,000 shares or (iii) a number of shares determined by our board of directors. Our board of directors has also approved the following amendments to the Incentive Plan:

  •
  The limit setting the maximum number of performance units that may be granted to any eligible participant in any fiscal year under the Incentive Plan was eliminated;

  •
  The limitation on our ability to adjust the exercise price of outstanding stock options has been eliminated;

  •
  The provisions relating to the effect of the termination of employment or service on an award have been amended to establish a default regarding the extent to which an award is exercisable in the event of such termination;

  •
  The limitation precluding the vesting of stock options and restricted stock prior to the twelve-month anniversary of the grant date was eliminated;

  •
  A participant's ability to pay the exercise price of a stock option through the withholding of shares subject to the stock option was eliminated; and

  •
  A provision was added to the Incentive Plan regarding the effect certain changes in MIPS' corporate control would have on outstanding awards, generally requiring the assumption of such awards or the replacement of such awards with substitute awards by the successor corporation.

    The following is a summary of the principal provisions of the Incentive Plan, but is not intended to be a complete description of all its terms and provisions. The full text of the Incentive Plan, as amended, appears as Exhibit A to this proxy statement, and this description is qualified by reference to the plan document.

    History.  The Incentive Plan was adopted by our board of directors and approved by our sole stockholder in 1998, with a total of 6,600,000 shares of common stock reserved for issuance at that time. As of June 30, 1999, and without giving effect to the proposed increase in number of shares, approximately 1,779,575 shares remained available for future grants under the Incentive Plan. On May 18, 1999, our board of directors amended the Incentive Plan as described above.

    Purpose.  The purpose of the Incentive Plan is to attract, retain and motivate officers and other key employees and consultants of MIPS, to compensate them for their contributions to the growth and profits of MIPS and to encourage ownership by them of our common stock. The Incentive Plan authorizes the issuance of various forms of stock-based awards to such individuals.

    Administration.  The Incentive Plan is administered by our Option Administration Committee. The Option Administration Committee has authority to select participants from among eligible individuals, make factual interpretations in connection with the administration or interpretation of the Incentive Plan, determine the type of award and the number of shares pursuant to each award, and set forth the terms and conditions of awards, including those related to vesting, forfeiture, payment and exercisability. Subject to certain limitations, the Option Administration Committee may from time to time delegate some or all of its authority to one or more of our officers. The Option Administration Committee may also determine the effect, if any, that a participant's termination of employment will have on the vesting, exercisability, payment or lapse of restrictions applicable to an award.

    Number of Shares.  As discussed above, without giving effect to the proposed increase in number of shares, a total of 6,600,000 shares had been reserved for issuance under the Incentive Plan as of June 30, 1999. The number of shares available for issuance under the Incentive Plan will be proportionately adjusted in the event of certain changes in our capitalization or a similar transaction. Shares issued pursuant to the Incentive Plan may be authorized but unissued shares, treasury shares or any combination thereof. In addition to the overall share limit, some special limits apply. In accordance with the requirements under the regulations promulgated under Section 162(m) of the Internal Revenue Code, no eligible individual may receive stock options or stock appreciation rights with respect to an aggregate of more than 3,000,000 shares of common stock in any one-year period. Aggregate stock awards made under the Incentive Plan that are not subject to performance goals may not exceed 800,000. In accordance with the requirements under Section 422 of the Internal Revenue Code pertaining to incentive stock options, the fair market value of the number of shares of common stock that may be issued pursuant to incentive stock options that are exercisable for the first time by a participant under any of our plans may not exceed, in the aggregate, $100,000 during any calendar year.

    Eligible Employees.  The Option Administration Committee may grant awards under the Incentive Plan to employees, directors or consultants of MIPS (or a subsidiary) with the potential to contribute to the future success of MIPS or its subsidiaries. Members of the Option Administration Committee are not eligible to receive awards under the Incentive Plan.

    Award Agreement.  Each award granted pursuant to the Incentive Plan is evidenced by an award agreement between us and the participant. In addition to certain of the terms herein set forth, such agreements may contain such other terms as the Option Administration Committee shall prescribe. Such additional terms may vary among award agreements.

    Awards Generally.  The Option Administration Committee may authorize the following awards based upon our Class A common stock: (i) stock options, (ii) stock appreciation rights, which may be granted in tandem with or independently of stock options, (iii) stock awards, (iv) performance unit awards and (v) other forms of awards that the Option Administration Committee determines to be consistent with the purposes of the Incentive Plan and the interests of MIPS.

    Stock Options.  Under the Incentive Plan, the Option Administration Committee may award both nonqualified stock options and incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The per share exercise price of such stock options may not be less than 100% of the fair market value of the common stock on the date of grant; provided, however, that incentive stock options granted to a participant who owns more than ten percent of the voting power of our stock will be priced at 110% of fair market value on the date of grant. The term of a stock option will be fixed by the Option Administration Committee upon grant, and the term of an incentive stock option may not exceed ten years. The vesting schedules of the stock options will be determined by the Option Administration Committee and will be governed by the individual stock option agreements. At the discretion of the committee, the exercise price of a stock option may be paid in cash, in previously owned common stock or a combination thereof.

    Stock Appreciation Rights.  Stock appreciation rights entitle a participant to receive upon exercise an amount equal to the excess, if any, of the fair market value on the date of exercise of the number of shares of common stock subject to the stock appreciation right over the applicable exercise price. The exercise price will be determined by the award agreement but in no case may be less than 100% of the fair market value of the underlying common stock at the date of grant. The term of the stock appreciation right will be governed by the award agreement. At the discretion of the committee, payments to a participant upon exercise of a stock appreciation right may be made in cash, shares of common stock or a combination thereof. Stock appreciation rights may be granted alone or in tandem with other awards.

    Stock Awards.  Stock awards may consist of one or more shares of common stock granted or offered for sale to a participant subject to terms and conditions, including vesting requirements or restrictions on transferability, as determined by the Option Administration Committee and specified in the award agreement.

    Performance Unit Awards.  Performance unit awards entitle a participant to receive fixed, variable share or dollar-denominated units of common stock upon satisfaction of certain specified performance criteria and subject to such other terms and conditions as the Option Administration Committee deems appropriate. Payment in settlement of a performance unit award will be made as soon as practicable following the conclusion of the applicable performance period in shares of common stock, in an equivalent amount of cash or in a combination of common stock and cash, as the Option Administration Committee determines.

    Other Awards.  The Option Administration Committee may specify the terms and provisions of other forms of equity based or equity-related awards not described above that the Option Administration Committee determines to be consistent with the purpose of the Incentive Plan and the interests of MIPS, which awards may provide for deferral of compensation through equity based units, for cash payments based in whole or in part on the value or future value of common stock, for the acquisition or future acquisition of common stock, or any combination thereof. Other awards may also include cash payments based on one or more criteria determined by the Option Administration Committee which are unrelated to the value of common stock.

    Amendment.  Our board of directors or the Option Administration Committee may amend or terminate the Incentive Plan at any time, except that stockholder approval is required to effectuate any amendment which under any applicable law or stock exchange rule must be approved by the stockholders. No amendment or termination may adversely affect a participant's rights with respect to previously granted awards without his or her consent.

    Change in Control.  In the event we terminate an employee's employment without cause or, in certain cases, if an employee resigns for good reason (as such terms may be defined in the applicable award agreements) following a change in control, the following will occur: (i) all such employee's outstanding stock options and stock appreciation rights will become fully exercisable, (ii) all restrictions and conditions of all stock awards then held by such employee will lapse, and (iii) all performance share awards held by such employee will be deemed to have been fully earned. A "change in control" is generally defined to encompass significant transactions resulting in a change in our corporate control, including, among other things, the acquisition of 50% of more of the combined voting power of our outstanding securities and the unapproved replacement of a majority of our directors.

    Adjustments.  In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reorganization, merger, consolidation, stock split, combination or exchange of shares or any other significant corporate event affecting the common stock, the committee, in its discretion, may make (i) such proportionate adjustments as it considers appropriate (in the form determined by the Option Administration Committee in its sole discretion) to prevent diminution or enlargement of the rights of participants under the Incentive Plan with respect to the aggregate number of shares of common stock for which awards in respect thereof may be granted under the Incentive Plan, the number of shares of common stock covered by each outstanding award, and the exercise or award prices in respect thereof and/or (ii) such other adjustments as it deems appropriate.

    Termination of the Plan.  By its terms, the Incentive Plan will remain in effect until terminated by the board of directors. No awards may be granted under the Incentive Plan after May 20, 2008.

    On September 15, 1999, the closing price of our Class A common stock as quoted on the NASDAQ National Market was $29.50.

    U.S. Federal Income Tax Effects.  Certain of the federal income tax consequences to participants and to MIPS of awards granted under the Incentive Plan should generally be as set forth in the following summary.

    An employee to whom an incentive stock option qualifying under Section 422 of the Internal Revenue Code is granted will not recognize income at the time of grant or exercise of such option. No federal income tax deduction will be allowable to the employee's employer upon the grant or exercise of such incentive stock option. However, upon the exercise of an incentive stock option, any excess in the fair market price of the common stock over the option price constitutes a tax preference item which may have alternative minimum tax consequences for the employee. When the employee sells such shares more than one year after the date of transfer of such shares and more than two years after the date of grant of such incentive stock option, the employee will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale prices of such shares and the option price. If the employee does not hold such shares for the required period, when the employee sells such shares, the employee will recognize ordinary compensation income and possibly capital gain or loss in such amounts as are prescribed by the Internal Revenue Code and the regulations thereunder and we will generally be entitled to a federal income tax deduction in the amount of such ordinary compensation income.

    A participant to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When such participant exercises such non-qualified stock option, the participant will recognize ordinary compensation income equal to the difference, if any, between the option price paid and the fair market value, as of the date of option exercise, of the shares the Participant receives. The tax basis of such shares to such participant will be equal to the option price paid plus the amount includable in the participant's gross income, and the participant's holding period for such shares will commence on the date on which the participant recognized taxable income in respect of such shares. Subject to the applicable provisions of the Internal Revenue Code and regulations thereunder, we will generally be entitled to a federal income tax deduction in respect of a non-qualified stock option in an amount equal to the ordinary compensation income recognized by the participant.

    A participant who receives a grant of stock appreciation rights or performance unit awards will recognize ordinary compensation income at the time such award is settled in cash or stock in an amount equal to the cash or the fair market value of the stock received. Subject to the applicable provisions of the Internal Revenue Code and regulations thereunder, we will generally be entitled to a federal income tax deduction in respect of a grant of stock appreciation rights and performance unit awards in an amount equal to the ordinary compensation income recognized by the participant.

    No income will be recognized by a participant who is granted a stock award if the award is subject to a substantial risk of forfeiture or restrictions on transferability, unless the participant makes a special election with the Internal Revenue Service pursuant to Section 83(b) of the Internal Revenue Code to be taxed at the time of grant. Upon lapse of the risk of forfeiture or restrictions on transferability, the participant will be taxed at ordinary income tax rates on the then fair market value of the common stock and a corresponding deduction will be allowable. The participant's basis in the common stock will be equal to the ordinary income so recognized. Upon subsequent disposition of such common stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period of the stock sold).

    Pursuant to Section 83(b) of the Internal Revenue Code, a participant may elect within 30 days of receipt of the stock award to be taxed at ordinary income tax rates on the fair market value of the common stock comprising the stock award at the time of award. If the election is made, we will be entitled to a corresponding deduction. No income will be recognized, and no deduction will be allowed to us, upon lapse of the risk of forfeiture or restrictions on transferability.

    Our board of directors has unanimously approved the Incentive Plan described above and recommends that you vote FOR approval of the Incentive Plan, as amended.

    The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to approve the proposed amendment.

PROPOSAL NO. 3—APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

    General.  At the annual meeting, you will be asked to approve our Employee Stock Purchase Plan, as it has been amended and restated by our board of directors. We refer to this plan as the Purchase Plan. The amended Purchase Plan eliminates a provision that limits the aggregate number of shares which may be sold to employees under the Plan. The purpose of this amendment is to enable employees to participate in the Purchase Plan to the maximum extent permitted by law.

    The Purchase Plan was also amended to make the administration of the plan easier, to permit an increase in the level of participation to the fullest extent permitted by law, to permit the board of directors to shorten the exercise periods then in progress in the event of a merger involving us or a sale of all or substantially all of our assets and to permit our board of directors to establish certain other limitations or procedures regarding the administration of the Plan.

    The following is a summary of the participant provisions of the Purchase Plan, but is not intended to be a complete description of all the terms and provisions of the Purchase Plan. The full text of the Purchase Plan as amended and restated appears as Exhibit B to this proxy statement, and the description of the Plan is qualified by reference to the text of the plan document.

    History.  The Purchase Plan was adopted by our board of directors and approved by our sole stockholder in 1998, reserving 600,000 shares for issuance, and providing for annual increases beginning July 1, 1999 of a number of shares equal to the lessor of (i) 0.5% of the total number of shares of common stock outstanding on a fully diluted basis as of the immediately preceding June 30th; (ii) 600,000 shares, or (iii) a number of shares determined by the board of directors. The automatic increases in number of shares were subject to a limit such that the cumulative number of shares could at no time exceed 2% of the number of shares of common stock outstanding as of the last day of our most recent fiscal quarter. On May 18, 1999, the board of directors amended the Purchase Plan to dispense with the provision limiting the number of shares that may be reserved for issuance.

    Purpose.  The purpose of the Purchase Plan is to provide our employees who participate in the Purchase Plan with an opportunity to purchase our common stock through payroll deductions. The board of directors believes that the equity incentive opportunity represented by the Purchase Plan is an important factor in attracting, retaining and motivating the best available talent.

    Administration.  The Purchase Plan, and the rights of the participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. The Purchase Plan may be administered by the board of directors or by a Option Administration Committee of the board of directors. All questions of interpretation of the Purchase Plan are determined by the board of directors or as designated. Directors who are eligible employees are permitted to participate in the Purchase Plan. However, directors who are eligible to participate in the Purchase Plan may not vote on any matters affecting the Purchase Plan. No director who is eligible to participate in the Purchase Plan may be a member of a Option Administration Committee established to administer the Purchase Plan.

    Eligibility.  Any individual who is customarily employed by MIPS (or any of its majority-owned subsidiaries) for at least 20 hours per week and more than five months in a calendar year is eligible to participate in the Purchase Plan, provided that the individual is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code.

    Offering Periods.  The Purchase Plan is implemented by consecutive 24-month offering periods, each divided into four exercise periods. Shares are issued on the last day of each 6-month exercise period. A new offering period commences generally every May 1 and November 1 of each year.

    Employees may commence their participation in the Purchase Plan only at the beginning of an offering period and may participate in only one offering period at one time. The Purchase Plan provides that the board of directors or the Option Administration Committee may set the duration of the offering periods at any period of time in its discretion, without stockholder approval.

    Participation in the Plan.  Eligible employees become participates in the Purchase Plan by delivering to us a subscription agreement authorizing payroll deductions for the purchase of shares under the Purchase Plan not less than 15 days prior to the beginning of an offering period, unless a later time for filing the subscription agreement has been set by the board of directors or designated Option Administration Committee for all eligible employees with respect to a given offering period. A person who becomes employed after the commencement of an offering period may not participant in the Purchase Plan until the commencement of the next offering period. Unless the participant's participation is discontinued, the purchase of shares occurs automatically on the next exercise date in the offering period.

    Purchase Price.  The purchase price per share at which shares are sold under the Purchase Plan is 85% of the lower of the fair market value of the common stock (a) on the date of commencement of the offering period or (b) on the applicable exercise date within such offering period. The applicable "exercise date" is the last day of the particular six-month exercise period within the offering period. The fair market value of the common stock on a given date is the closing sales price on the Nasdaq National Market as of such date.

    Payment of Purchase Price; Payroll Deductions.  The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 10% of a participant's eligible compensation corresponding to the paydays on which the deductions were made. The Board of directors currently has defined eligible compensation to mean base pay, plus all other amounts attributable to overtime, shift premium, incentive compensation, regular bonuses and commissions, exclusive of "spot bonuses" and any other such similar items. A participant may discontinue his or her participation in the Purchase Plan or may increase or decrease the rate of payroll deductions at any time during the offering period. Payroll deductions generally commence on the first payday following the commencement of the offering period, and continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan. All payroll deductions are credited to the participant's account under the Purchase Plan and are deposited with the general funds of MIPS. All payroll deductions received or held by us may be used by us for any corporate purpose.

    The maximum number of shares issuable to a participant in an offering period is the lesser of (i) the number of shares purchasable by dividing $50,000 by the fair market value of our Class A common stock on the first day of the offering period, or (ii) to the extent such limit is imposed by law, the number of shares purchasable without allowing a participant to accrue the right to purchase shares under the Purchase Plan at a rate exceeding $25,000 of fair market value of such shares (determined at the first day of the offering period) for each calendar year in which the option is outstanding at any time. See discussion below under "Withdrawal."

    Notwithstanding the foregoing, no participant will be permitted to subscribe for shares under the Purchase Plan if, immediately after the grant of the option, the participant would own 5% or more of the combined voting power or value of all classes of our stock of MIPS or of any of our subsidiaries (including stock that may be purchased under the Purchase Plan or pursuant to any other options). Furthermore, if the total number of shares issuable on an exercise date exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares will be made in as uniform a manner as is practicable.

    Withdrawal.  A participant's interest in a given offering may be terminated in whole, but not in part, at any time during an offering period by signing and delivering to us a notice of withdrawal from the Purchase Plan. Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's participation in that offering period or subsequent offering periods. The failure to remain in the continuous employ of MIPS for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period.

    A participant's withdrawal from an offering period does not have any effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan.

    Automatic Transfer to Lower Price Offering Period.  If the fair market value of our common stock on the first day of any exercise period is less than on the first day of that offering period, all employees participating in the Purchase Plan on the first day of such exercise period will be deemed to have withdrawn from the offering period on the first day of such exercise period and to have enrolled in the new offering period commencing on that date. A participant may elect to remain in the previous offering period by delivery of a written notice to us declaring such election prior to the time of the automatic change to the new offering period.

    Adjustment on Changes in Capitalization.  In the event any change is made in our capitalization, such as a stock split or stock dividend, which results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by MIPS, appropriate adjustments will be made by the board of directors in the shares subject to purchase under the Purchase Plan and in the purchase price per share. In the event of the proposed dissolution or liquidation of MIPS, the offering periods will terminate immediately prior to such dissolution or liquidation, unless the board of provides otherwise. The board of directors may also, in the exercise of its sole discretion, adjust the number of shares of common stock available for issuance under the Purchase Plan as well as the purchase price per share for outstanding options in the event we effect a reorganization, recapitalization, rights offering or other increase or reduction of shares of outstanding common stock, and in the event that we are consolidated with or merged into any other corporation.

    Acceleration of Options.  In the event of a proposed sale of all or substantially all of our assets or our merger with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of such successor corporation. If the successor corporation refuses to assume or substitute for the option, the board of directors may, in its discretion, shorten any offering periods then in progress.

    Non-assignability.  No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason, and we may treat any such attempt as an election to withdraw from the Purchase Plan.

    Amendment and Termination of the Plan.  The Purchase Plan may be amended by the board of directors without prior approval of our stockholders unless such approval is required by applicable law or regulation, including the rules of the NASDAQ National Market (such as an amendment that would increase the number of shares reserved under the Purchase Plan). The Purchase Plan will remain in effect until May 22, 2008, unless terminated earlier by the board of directors.

    Certain Federal Income Tax Considerations.  The Purchase Plan, and the right of participant to make purchases thereunder, is intended to qualify under the provisions of Section 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant at the time of purchase of shares. Upon disposition of the shares, the participant will be subject to tax and the amount of the tax will depend on the holding period. If the shares are disposed of by the participant at least two years after the beginning of the offering period and at least one year from the date the shares are purchased, the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price, or (b) 15% of the fair market value of the shares on the first day of the offering period will be treated as ordinary income and any further gain will be taxed at long-term capital gain rates. If the shares are sold after such time and the sales price is less than the purchase price, the participant recognizes no ordinary income but instead a capital loss.

    If the shares are sold or otherwise disposed of before the expiration of such two-year and one-year periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon disposition of shares within two years from the date of grant or within one year of the date of purchase.

    The foregoing is only a summary of the effect of federal income taxation upon the participant and MIPS with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

    New Plan Benefits.  It is not presently possible to determine the benefits or amounts that will be received by any particular employees or groups in the future.

    Our board of directors has unanimously approved the Purchase Plan described above and recommends that you vote FOR approval of the Purchase Plan, as amended.

    The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to approve the proposed amendment.

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Our board of directors upon the recommendation of the Company's Audit Committee has appointed Ernst & Young LLP as our independent auditors, to audit our consolidated financial statements for the 2000 fiscal year. This appointment is being presented to the stockholders for ratification at the Annual Meeting. Ernst & Young LLP has served as our independent auditors since 1998. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be given the opportunity to make a statement should they desire to do so, and are expected to be available to respond to appropriate questions from the stockholders.

    Our board of directors has unanimously approved the appointment of Ernst & Young LLP as our independent auditors for the 2000 fiscal year and recommends that you vote FOR approval of the appointment of Ernst & Young LLP.

    The affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting (at which a quorum is present) is required to ratify the board of directors' selection of Ernst & Young LLP. If the appointment is not ratified, the board of directors will seek other independent auditors.

Security Ownership of Certain Beneficial Owners and Management Stock Ownership of Directors and Executive Officers

    The following table sets forth, as of September 1, 1999, certain information regarding the beneficial ownership of the Class A common stock and the Class B common stock by (1) SGI, (2) each other person known by us to own beneficially more than 5% of either the Class A common stock or the Class B common stock, (3) each of our directors, (4) each named executive officer and (5) all directors and executive officers as a group.

	Class A Common Stock		Class B Common Stock		Total Common Stock
Name of Shareholder	Number	Percentage of Class	Number	Percentage of Class	Percentage of Total Common Stock
SGI 1600 Amphitheatre Parkway Mountain View, CA 94043	—	—	25,069,759	100%	66.4%
FMR Corp.(1) 82 Devonshire Street Boston, MA 02109	1,253,500	9.9%	—	—	3.3%
John E. Bourgoin(2)	143,868	1.1%	—	—	*
Lavi Lev(3)	24,602	*	—	—	*
Kevin C. Eichler(4)	63,849	*	—	—	*
Derek Meyer(5)	33,411	*	—	—	*
Sandy Creighton(6)	74,373	*	—	—	*
Dr. Forest Baskett**	—	*	—	—	*
Kenneth L. Coleman	1,285	*	—	—	*
Fred M. Gibbons(7)	2,000	*	—	—	*
Anthony B. Holbrook(8)	12,000	*	—	—	*
William M. Kelly	—	*	—	—	*
Teruyasu Sekimoto	—	*	—	—	*
Directors and Executive Officers as a Group (12 persons)(9)	377,004	3.0%	—	—	1.0%

*
Less than 1%.

**
Dr. Baskett resigned from our board of directors effective September 20, 1999. SGI has appointed Mr. Kurt Akeley to replace Dr. Baskett on our board of directors effective September 20, 1999.

(1)
As reported on a Schedule 13G dated June 9, 1999, these shares are beneficially owned by Fidelity Management & Research Company, an investment advisor owned by FMR Corp.

(2)
Includes 119,090 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan and 15,000 shares of restricted stock awards granted under the Incentive Plan.

(3)
Includes 21,456 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan. Mr. Lev disclaims beneficial ownership of 1,000 of these shares.

(4)
Includes 54,952 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan.

(5)
Includes 29,768 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan.

(6)
Includes 65,616 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan.

(7)
Includes 2,000 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan.

(8)
Includes 12,000 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan.

(9)
Includes 323,922 shares subject to acquisition within 60 days after September 1, 1999 upon exercise of options under the Incentive Plan and 15,000 shares of restricted stock awards granted under the Incentive Plan.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
ON EXECUTIVE COMPENSATION

Composition of the Committee

    During fiscal year 1999, the Compensation Committee of MIPS' board of directors consisted of Mr. Kenneth L. Coleman (Chairman), Mr. Anthony B. Holbrook, and Mr. Fred M. Gibbons. Mr. Coleman is an employee of SGI, which owns approximately 66% of MIPS' outstanding shares. Mr. Holbrook and Mr. Gibbons are "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code and are the sole members of the Option Administration Committee. Neither member of the Option Administration Committee is or has previously been an employee of MIPS or any of its affiliates. Both members meet the definition of "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934.

Charter

    The Compensation Committee is a standing committee of our board of directors whose primary objective is to oversee, review and approve compensation for executive officers of MIPS, evaluate the performance of MIPS' Chief Executive Officer, and nominate prospective members of the board of directors.

    The Option Administration Committee is a standing committee of our board of directors whose primary objective is to be the administrator of our 1998 Long-Term Incentive Plan, including usage of this plan for the purpose of executive compensation.

Executive Compensation Philosophy

    As a high level strategy guideline, MIPS invests to grow the business in a manner consistent with increasing shareholder value. As such, the Compensation Committee has designed our executive compensation program to align with the achievement of our financial goals and key business objectives. In connection with our initial public offering on June 30, 1998, MIPS sought to attract high caliber new members to the management team, as well as secure the continued participation of critical members of the previous management team, including the Chief Executive Officer. In managing through this transition, during early 1998, MIPS extended employment offers to Mr. Bourgoin and the five other executive officers who formed the management team that led the initial public offering, which we refer to as our IPO.

    Those executives who were originally employed by SGI experienced a significant compensation adjustment consistent with the philosophy of MIPS. This included immediate base salary reductions (20% for the CEO) and the cancellation of their SGI unvested stock options. As part of this adjustment, MIPS' executive officers were granted new MIPS stock options and became eligible to participate in MIPS' annual incentive bonus program for fiscal year 1999.

Components of Executive Compensation at MIPS

    Compensation for MIPS' executive officers generally consists of base salary, annual bonus incentive and stock option awards. The Committee assesses the past performance and/or anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

Base Salary

    The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to several surveys of salaries paid to executives with similar responsibilities at comparable companies in the high technology industry. The Compensation Committee has retained an outside compensation consultant to make periodic reviews of competitive compensation data.

    In addition to analyzing competitive data, the Compensation Committee makes discretionary and subjective determinations of appropriate compensation amounts to reflect MIPS' philosophy of paying for performance. The Compensation Committee places considerable weight upon the recommendations of the Chief Executive Officer in the case of the other executive officers. However, all awards of compensation, for the CEO and the other executive officers, are ultimately based upon the Compensation Committee's judgement regarding the individual executive officer's performance. In this regard, the Compensation Committee takes into account whether each particular payment or award would provide an appropriate reward and incentive for his or her contribution to MIPS' long-term profit performance and return to the shareholders.

    There were no salary increases for any of the executive officers during fiscal year 1999. All executive officers maintained the compensation that was offered to them upon initially joining MIPS. Mr. Bourgoin was paid a base salary of $300,000 during fiscal year 1999.

Annual Bonus Incentive

    One of the early decisions of the Compensation Committee was to establish the goals and measurements associated with the annual bonus incentive plan to align executive pay with achievement of critical strategies and operating goals. The target bonuses for executive officers were set at 50% of base salary for the Chief Executive Officer and 40% of base salary for the others.

    The Compensation Committee determined to base one half of the bonus on achievement of revenue and profit goals, and the other half on achievement of specific strategic objectives. The Compensation Committee further determined that there would be no payout unless at least 90% of the revenue and profit goals were met. Under the parameters established by the annual bonus incentive program, with achievement over plan (up to 125% of the revenue goal and 150% of the profit goal for fiscal year 1999) the Compensation Committee could approve up to twice the target bonus.

    Under the fiscal year 1999 annual bonus incentive plan, Mr. Bourgoin, as CEO, was paid a bonus of $270,000, equal to 90% of his base salary. The other executive officers were paid bonuses ranging from approximately 60% to 70% of base salary.

Long-Term Incentives

    Stock options are designed to align the interests of executives with the long term interests of the stockholders. The Compensation Committee and the Option Administration Committee believe that stock options directly motivate MIPS' executive officers to maximize long-term stockholder value. The options also utilize vesting periods in order to encourage these key employees to continue in the employ of MIPS. The Option Administration Committee determines the number of shares based on MIPS' business plans, the executive's level of responsibility, individual performance, historical award data and competitive practices for comparable positions in similar high technology companies. All options to date have been granted at not less than the fair market value on the date of grant.

    Restricted stock may also be granted under MIPS' 1998 Long-Term Incentive Plan. The use of restricted stock is primarily limited to specific cases in which a newly hired senior executive receives a grant in order to replace vested benefits and/or an equity position at a prior employer, to award an executive officer for extraordinary performance or to aid in retention. As part of Mr. Bourgoin's offer to join MIPS, 15,000 shares of restricted stock were granted to him effective upon the completion of our IPO. No other restricted stock has been granted to date.

    No stock options were granted to Mr. Bourgoin or to MIPS' other executive officers in fiscal year 1999. However, the Option Administration Committee approved an additional set of option grants in August 1999, after the close of the fiscal year, including a grant of 150,000 stock options for Mr. Bourgoin. These grants do not begin vesting for three years, after which they vest in twelve monthly installments during the fourth year. The main purpose of this vesting schedule is to maximize executive retention by commencing vesting only after the executives' 1998 option grants have become fully vested.

Policy Regarding Section 162(m) of the Internal Revenue Code

    MIPS is subject to Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain compensation payments to its executive officers. This section also provides for certain exemptions to the limitations, specifically compensation that is performance based within the meaning of Section 162(m). The Compensation Committee and the Option Administration Committee have generally endeavored to structure MIPS' executive compensation plans to achieve deductibility under Section 162(m) with minimal sacrifice in flexibility and objectives. However, deductibility is not the sole factor used in designing and determining appropriate compensation. The Compensation Committee may, in the future, enter into compensation arrangements that are not deductible under Section 162(m).

Conclusion

    The Compensation Committee believes that long-term stockholder value is enhanced by company and individual performance and achievement. The compensation plans that the Compensation Committee has adopted for the executive officers of MIPS are based on achievement of performance goals, as well as competitive pay practices. The Compensation Committee believes that one of its most important functions in serving the interests of the stockholders is to attract, motivate and retain talented executive officers in this competitive environment. In this regard, equity compensation in the form of stock options is vital to this objective and, therefore, to the long-term success of MIPS.

Kenneth L. Coleman
Fred M. Gibbons
Anthony B. Holbrook

Performance Graph

    The following graph compares the cumulative total return to stockholders for MIPS, the NASDAQ Stock Market Index—U.S. and the Hambrecht & Quist Semiconductor Index. The graph assumes that $100 was invested in our Class A common stock and in each index on June 30, 1998, the date of our IPO assuming reinvestment of dividends. No dividends have been declared or paid on our Class A common stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPARISON OF 12-MONTH CUMULATIVE TOTAL RETURN*
AMONG MIPS TECHNOLOGIES, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE HAMBRECHT & QUIST SEMICONDUCTORS INDEX

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DATE	MIPS TECHNOLOGIES, INC.	NASDAQ STOCK MARKET (U.S.)	HAMBRECHT & QUIST SEMICONDUCTORS
6/98	100	100	100
9/98	148	90	87
12/98	238	117	142
3/99	454	131	162
6/99	357	143	212

    * $100 INVESTED ON 6/30/98 IN STOCK OR INDEX—
    INCLUDING REINVESTMENT OF DIVIDENDS.
    FISCAL YEAR ENDING JUNE 30.

Executive Compensation

    The following table sets forth information about the compensation earned for services rendered to us and SGI in all capacities for the fiscal years ended June 30, 1999, 1998 and 1997 by our Chief Executive Officer and each of the other four most highly compensated executive officers whose salary and bonus exceeded $100,000 during the fiscal year ended June 30, 1999. These officers are referred to as the named executive officers.

Summary Compensation Table

		Annual Compensation(1)						Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(2)		Restricted Stock Award(s)(3)		Securities Underlying Options/SARs		All Other Compensation(4)
John E. Bourgoin Chief Executive Officer and President	1999 1998 1997	$ $ $	300,000 372,053 280,000	$ $ $	270,000 — 89,086	$ $ $	5,923 21,343 9,382	$ $ $	170,700 — —	— 559,500 125,000		$ $ $	— 2,226 1,200
Lavi Lev Senior Vice President, Engineering	1999 1998 1997	$ $ $	217,395 245,542 215,192	$ $ $	151,200 — 106,550	$ $ $	100,000 309,228 83,024	$ $ $	— — —	— 298,400 64,000		$ $ $	— 1,880 2,400
Kevin Eichler Vice President, Chief Financial Officer and Treasurer	1999 1998	$ $	200,000 22,308	$ $	140,000 —	$ $	— —	$ $	— —	— 223,800		$ $	— —
Derek Meyer Vice President, Worldwide Field Operations	1999 1998 1997	$ $ $	200,000 201,456 182,215	$ $ $	124,000 — 25,987	$ $ $	6,173 32,210 36,543	$ $ $	— — —	— 209,700 12,000	(5)	$ $ $	— 1,793 2,079
Sandy Creighton Vice President, General Counsel and Secretary	1999 1998	$ $	200,000 13,077	$ $	140,000 —	$ $	— —	$ $	— —	— 223,800		$ $	— —

(1)
Mr. Eichler and Ms. Creighton joined us in May 1998 and June 1998, respectively.

(2)
"Other Annual Compensation" for fiscal year 1999 for the named executive officers included, in addition to certain de minimis items which are not required to be separately described, (a) for Mr. Bourgoin: $5,923 for an automobile allowance; (b) for Mr. Lev: $100,000 in monthly amortization of a forgivable loan; and (c) for Mr. Meyer: $6,173 for an automobile allowance. In fiscal 1998, "Other Annual Compensation" for the Named Executives are: (a) for Mr. Bourgoin: $11,348 for club membership fees and $5,538 for an automobile allowance; (b) for Mr. Lev: $150,000 in the form of a gross-up award related to a forgivable loan, $100,000 in monthly amortization of a forgivable loan from SGI and $50,538 in relocation expenses and housing allowances; and (c) for Mr. Meyer; $32,210 on the sale of 2,500 restricted shares of SGI common stock.

(3)
As of June 30, 1999, 15,000 shares of restricted stock were outstanding, having an aggregate value of $719,063. As of June 30, 1999, Mr. Bourgoin held all 15,000 shares of such restricted stock. Mr. Bourgoin's shares are subject to a repurchase option, which expires as to all of such shares on July 29, 2000. For purposes hereof, the aggregate value of restricted stock held by an executive officer is calculated based on the closing price of our Class A common stock as reported on June 30, 1999 on the NASDAQ National Market, less any consideration paid. The "repurchase option" refers to our right to repurchase Mr. Bourgoin's restricted stock at his original purchase price upon his termination of employment prior to the restricted stock becoming vested. Mr. Bourgoin will receive the same dividends on all shares of restricted stock as received by all other stockholders. However, we have never paid and do not currently anticipate paying dividends in the foreseeable future.

(4)
Consists of matching contributions made by SGI under its 401(k) plan when Messrs. Bourgoin, Lev and Meyer participated in SGI's benefit plans.

(5)
Consists of options exercisable to purchase 205,200 shares of MIPS Technologies' Class A common stock, granted by us, and options exercisable to purchase 4,500 shares of SGI's common stock, granted by SGI. In connection with their acceptance of employment with us, our executive officers and employees that were previously employed by SGI mutually agreed with SGI to forfeit all unvested options to purchase SGI common stock and all unvested restricted shares of SGI common stock. In addition, such individuals had 30 or 90 days (depending on the terms of the option grant) to exercise any vested options to purchase SGI common stock, and any vested options that remained unexercised at the end of that period were forfeited.

Option Grants in Last Fiscal Year

    There were no stock options granted to the named executive officers during fiscal year 1999.

Aggregate Option Exercises in Fiscal Year 1999 and Fiscal Year-End Values

    The following table sets forth the number and value of unexercised, in-the-money options held by our named executive officers at June 30, 1999. None of our named executive officers exercised any of their stock options during fiscal year 1999.

Stock Option Exercises and
June 30, 1999 Fiscal Year-End Values

			Number of Unexercised Options at June 30, 1999		Value of Unexercised In-the-Money Options at June 30, 1999(1)
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
John E. Bourgoin	—	—	145,470	414,030	$5,227,828	$14,879,203
Lavi Lev	—	—	77,584	220,816	$2,788,175	$7,935,575
Kevin C. Eichler	—	—	58,188	165,612	$2,091,131	$5,951,681
Derek Meyer	—	—	53,352	151,848	$1,917,338	$5,457,038
Sandy Creighton	—	—	53,712	170,088	$1,930,275	$6,112,538

(1)
The amounts in this column reflect the difference between the closing market price of our Class A common stock on June 30, 1999, which was $47.938, and the option exercise price. The actual value of unexercised options fluctuates with the market price of our Class A common stock.

Change in Control Agreements

    We have entered into change in control agreements with our executive officers providing for certain benefits following (1) a change in control of MIPS and (2) certain terminations of employment during the 24-month period following such a change in control. A "change in control" is generally defined in the agreements to encompass significant transactions resulting in a change of the corporate control of the Company, including, among other things, an acquisition of 30% of the class of our common stock entitled to elect a majority of our directors (currently Class B), the unapproved replacement of a majority of our directors and the reacquisition by SGI of all or substantially all of our outstanding equity securities.

    In the event of a change in control, each executive's options and shares of restricted stock will become fully vested and the executive may elect, within six months following the change in control, to have his or her options "cashed out" at a price determined in the agreements. If an executive's employment is terminated other than for cause or if an executive resigns for good reason (as such terms are defined in the agreements), in either case within 24 months after a change in control, the executive will be entitled to receive a lump sum cash payment equal to 24 months' salary.

    Supplements to the change in control agreements provide that in the event of an executive's termination of employment in limited circumstances within 12 months after a change in control of SGI while SGI is still our controlling stockholder, the executive will be entitled to receive a lump sum cash payment equal to 24 months' salary, the executive's options and shares of restricted stock will become fully vested and the executive may elect, within six months following the executive's termination of employment, to have his or her options "cashed out" at a price determined in the agreements.

Certain Relationships and Related Transactions

    In connection with our initial public offering and our separation from SGI, we entered into various agreements with SGI intended to define the relationship between us following the initial public offering. Because these agreements were entered into at a time when we were still a wholly owned subsidiary of SGI, they are not the result of arm's-length negotiations between the parties. Among these agreements is a Management Services Agreement, under which SGI will provide various, primarily administrative, services to us, including accounting, treasury, tax, facilities and information services. The Management Services Agreement has a three-year term and is subject to automatic termination at such time as SGI ceases to own more than 50% of our outstanding common stock. Either party may terminate the Management Services Agreement with respect to one or more of the services provided thereunder upon giving at least 30 days prior written notice to the other party. Presently, SGI provides facilities services to us under this agreement.

    SGI owns approximately 66% of our outstanding Class A and Class B common stock. For so long as SGI continues to beneficially own in excess of 50% of the shares of common stock outstanding, SGI will be able to direct the election of 80% of our directors and exercise a controlling influence over our business and affairs, including any determinations with respect to mergers or other business combinations involving us, the acquisition or disposition of our assets, future issuance of our common stock or other equity securities, the incurrence of indebtedness by us and the payment of dividends with respect to our common stock. Similarly, SGI will have the power to determine matters submitted to a vote of our stockholders without the consent of other stockholders, will have the power to prevent or cause a change in control of us and could take other actions that might be favorable to SGI.

    We presently sublease from SGI approximately 27,500 square feet (with an option to increase to 55,000 square feet) in one building in Mountain View, California. Payments by us to SGI under this sublease are approximately $68,000 per month, increasing to approximately $74,000 per month by August 2001. The amounts we pay under this sublease are equal to the amounts payable by SGI under its sublease for the property with a third party. This sublease will expire on May 31, 2002, subject to earlier termination in certain circumstances.

    We have three outstanding loans to Mr. Lev. The first loan is a forgivable, non-interest bearing note with a principal amount outstanding at June 30, 1999 of approximately $158,000. The principal of this loan is forgiven (reduced) ratably on a periodic basis through December 2000, subject to Mr. Lev's continued employment. The second loan is a forgivable, non-interest bearing (except in certain limited circumstances) note with a principal amount outstanding at June 30, 1999 of $250,000. The principal of this loan is forgivable on March 1, 2002, subject to Mr. Lev's continued employment at all times prior to such date. The third loan bears interest at an annual rate of 7.19% and had a principal and accrued interest amount outstanding at June 30, 1999 of $282,000. The largest aggregate amount of these loans outstanding during the period since July 1, 1998 was approximately $783,500.

  Section 16(a) Beneficial Ownership Reporting Compliance

    Under Section 16(a) of the Securities and Exchange Act of 1934, as amended, our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the Securities and Exchange Commission and the NASDAQ National Market their initial ownership of our stock and any subsequent changes in that ownership. Based on a review of Forms 3, 4 and 5 under the Securities Exchange Act furnished to us, we believe that during fiscal year 1999, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis.

Deadline For Receipt Of Stockholder Proposals For 2000 Annual Meeting

    If you want us to consider including a proposal in next year's proxy statement, you must deliver it in writing to MIPS at 1225 Charleston Road, Mountain View, California 94043, Attention: Secretary, no later than May 23, 2000.

    If you want to present a proposal at next year's annual meeting but do not wish to have it included in our proxy statement, you must submit it in writing to MIPS at the above address by August 30, 2000.

                      By Order of the Board of Directors

                      /s/Sandy Creighton

                      Sandy Creighton
                       Vice President, General Counsel & Secretary

EXHIBIT A

MIPS TECHNOLOGIES, INC.
1998 LONG-TERM INCENTIVE PLAN
adopted by the Board of Directors on May 22, 1998
and approved by the Stockholder on May 22, 1998
(as amended August 27, 1998)
(as amended May 18, 1999)

1.  Purposes

    The purposes of the Plan are to (a) promote the long-term success of the Company and to increase stockholder value by providing Eligible Individuals and Consultants with incentives to contribute to the long-term growth and profitability of the Company and (b) assist the Company in attracting, retaining and motivating highly qualified individuals. The Plan permits the Committee to make Awards which constitute "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

2.  Definitions

    For purposes of the Plan, the following terms shall be defined as follows:

    "Administrator" means the Committee or the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 3(d).

    "Award" means an award made pursuant to the terms of the Plan to an Eligible Individual in the form of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards.

    "Award Document" means a written document approved in accordance with Section 3 which sets forth the terms and conditions of the Award to the Participant. An Award Document may be in the form of (i) an agreement between the Company which is executed by an officer on behalf of the Company and is signed by the Participant or (ii) a certificate issued by the Company which is executed by an officer on behalf of the Company but does not require the signature of the Participant.

    "Board" means the Board of Directors of the Company.

    "Business Combination" means and includes each and all of the following occurrences:

       (i) a consolidation or merger pursuant to which more than 75% of the Company's Majority Voting Stock is transferred to different holders, except for a transaction intended primarily to change the state of the Company's incorporation;

      (ii) more than 75% of the assets of the Company are sold or otherwise disposed of; or

      (iii) the Company dissolves or liquidates or effects a partial liquidation involving more than 75% of its assets.

    "Cause" means the termination of Employee's employment as a result of: (i) an act or acts of dishonesty undertaken by such Employee and intended to result in gain or personal enrichment of the Employee, (ii) persistent failure to perform the duties and obligations of such Employee which is not remedied in a reasonable period of time after receipt of written notice from Employer, (iii) violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, (iv) use, sale or distribution of illegal drugs on the Employer's premises, (v) threatening, intimidating or coercing or harassing fellow employees, or (vi) the conviction of such Employee of a felony.

    "Change in Control" means:

       (i) a Business Combination.

      (ii) the acquisition of any Person (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (the "1934 Act") as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company's then outstanding securities with respect to the election of the directors of the Board.

      (iii) During any period of three (3) consecutive years, individuals who, at the beginning of such period, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of adoption of this Plan whose election, or a nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

    "Code" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations (including any proposed regulations) thereunder.

    "Committee" means the committee of the Board, any successor committee thereto or any other committee appointed from time to time by the Board to administer the Plan. The Committee shall consist of at least two Board members and shall serve at the pleasure of the Board.

    "Common Stock" means the common stock, par value $.001 per share, of the Company. In the event the Company has more than one class of Common Stock, the class of Common Stock shall be as designated in the Award Document.

    "Company" means MIPS Technologies, Inc., a Delaware corporation.

    "Consultant" means any person, including an advisor, who provides services to the Company or any Subsidiary. The term Consultant also includes any director on the Board or on the board of directors of any Subsidiary.

    "Eligible Individuals" means the Employees and Consultants.

    "Employee" means any person employed by the Company, Company's parent or any Subsidiary. A Participant shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, three months after such ninety (90) day leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonqualified Stock Option. Neither service as a director nor payment of a director's fee by the Company or a Subsidiary shall be sufficient to constitute "employment" by the Company or a Subsidiary.

    "Employer" means the Company, its parent, or a Subsidiary, as applicable, that employs the particular Employee.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

    "Fair Market Value" means, with respect to a share of Common Stock, the fair market value thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Committee. In the absence of any alternative valuation methodology approved by the Committee, the Fair Market Value of a share of Common Stock shall equal the closing selling price of a share of Common Stock as reported on the composite tape for securities listed on the Nasdaq National Market, or such other national securities exchange as may be designated by the Committee, or, in the event that the Common Stock is not listed for trading on a national securities exchange but is quoted on an automated system, on such automated system, in any such case on the valuation date (or, if there were no sales on the valuation date, the average of the highest and the lowest quoted selling prices as reported on said composite tape or automated system for the most recent day during which a sale occurred).

    "Good Reason" for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Employee's compensation at the rate in effect immediately prior to the Change in Control or (ii) without the Employee's express written consent, the Employer requires the Employee to change the location of his or her job or office, so that he or she will be based at a location more than fifty (50) miles from the location of his or her job or office immediately prior to the Change in Control. For these purposes, "Compensation" means base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Employee's service.

    "Incentive Stock Option" means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Code and designated by the Committee as an Incentive Stock Option in an Award Document.

    "Majority Voting Stock" means the class of the Company's voting stock which, as of the time of determination, possesses the right to elect a majority of the Board.

    "Nonqualified Stock Option" means a Stock Option which is not an Incentive Stock Option.

    "Other Award" means any other form of award authorized under Section 13 of the Plan.

    "Participant" means an Eligible Individual to whom an Award has been granted under the Plan.

    "Performance Unit" means a performance unit granted to an Eligible Individual pursuant to Section 12 hereof which is subject to performance criteria.

    "Plan" means this MIPS Technologies, Inc. 1998 Long-Term Incentive Plan.

    "Restricted Stock" means Common Stock granted to an Eligible Individual pursuant to Section 11 hereof which is subject to restrictions.

    "Stock Appreciation Right" means a right to receive all or some portion of the appreciation on shares of Common Stock granted to an Eligible Individual pursuant to Section 9 hereof.

    "Stock Award" means a share of Common Stock granted to an Eligible Individual for no consideration other than the provision of services or offer for sale to an Eligible Individual at a purchase price determined by the Committee, in either case pursuant to Section 10 hereof.

    "Stock Option" means an Award to purchase shares of Common Stock granted to an Eligible Individual pursuant to Section 8 hereof.

    "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    "Substitute Award" means an Award granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

3.  Administration of the Plan

    (a)  Power and Authority of the Committee.  The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof:

       (i) to select Participants from the Eligible Individuals;

      (ii) to make Awards in accordance with the Plan;

      (iii) to determine the number of shares of Common Stock subject to each Award or the cash amount payable in connection with an Award;

      (iv) to determine the terms and conditions of each Award, including, without limitation, those related to vesting, forfeiture, payment and exercisability, and the effect, if any, of the termination of a Participant's status as an Employee or Consultant of the Company, its parent, or a Subsidiary, and including the authority to amend the terms and conditions of an Award after the granting thereof to a Participant in a manner that is not, without the consent of the Participant, prejudicial to the rights of such Participant in such Award;

      (v) to specify and approve the provisions of the Award Documents delivered to Participants in connection with their Awards;

      (vi) to construe and interpret any Award Document delivered under the Plan;

     (vii) to prescribe, amend and rescind rules and procedures relating to the Plan;

     (viii) to vary the terms of Awards to take account of tax, securities law and other regulatory requirements of foreign jurisdictions;

      (ix) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Committee may impose, to delegate to one or more officers of the Company some or all of its authority under the Plan;

      (x) to employ such legal counsel, independent auditors and consultants as it deems desirable for the administration of the Plan and to rely upon any opinion or computation received therefrom; and

      (xi) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

    (b)  Plan Construction and Interpretation.  The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

    (c)  Determinations of Committee Final and Binding.  All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein.

    (d)  Delegation of Authority.  The Committee may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to make Awards to Eligible Individuals who are officers of the Company who are delegated authority by the Committee hereunder, or (ii) under Sections 3(b) and 16 of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 3(d) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

    (e)  Liability of Committee.  No member of the Committee shall be liable for any action nor determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation as it may be amended from time to time. In the performance of its responsibilities with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

    (f)  Action by the Board.  Anything in the Plan to the contrary notwithstanding, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board.

4.  Effective Date and Term

    The Plan shall become effective upon its adoption by the Board subject to its approval by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained at or before the first annual meeting of stockholders to occur after the adoption of the Plan by the Board (including any adjournment or adjournments thereof), the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect. In no event shall any Awards be made under the Plan after the tenth anniversary of the date of the Board's adoption of the Plan.

5.  Shares of Common Stock Subject to the Plan

    (a)  General.  Subject to adjustment as provided in Section 15(b) hereof, the number of shares of Common Stock that may be issued pursuant to Awards under the Plan (the "Section 5 Limit") shall be 8,000,000 shares, plus an annual increase to be added on July 1 of each year, beginning July 1, 2000 equal to the lesser of:

       (i) 4% of the total number of shares of Common Stock outstanding as of the immediately preceding June 30, or

      (ii) 2,000,000 shares, or

      (iii) an amount determined by the Board.

Shares issued under this Plan may be either authorized but unissued shares, ]treasury shares or any combination thereof.

    (b)  Special Limits.  Anything to the contrary in Section 5(a) above notwithstanding, the following special limits shall apply to shares of Common Stock available for Awards under the Plan:

       (i) The maximum number of shares that may be issued in the form of Stock Awards (under Section 10), or issued upon settlement of Restricted Stock (under Section 11) or Other Awards (under Section 13), shall equal 800,000 shares, of which no more than a number of shares equal to 10% of the Section 5 Limit shall be in the form of Other Awards, provided, however, that any such Stock Awards, Restricted Stock or Other Awards that are issued in lieu of cash compensation that otherwise would be paid to a Participant, or in satisfaction of any other obligation owed by the Company to a Participant, shall not be counted against such limitation; and

      (ii) The maximum number of shares of Common Stock that may be subject to Stock Options (under Section 8) or Stock Appreciation Rights (under Section 9) granted to any Eligible Individual in any fiscal year of the Company shall equal 3,000,000 shares plus any shares which were available under this Section 5(b)(ii) for Awards of Stock Options or Stock Appreciation Rights to such Eligible Individual in any prior fiscal year but which were not covered by such Awards.

6.  Eligible Individuals

    Awards may be granted by the Committee to Eligible Individuals; provided, however, that Consultants shall not be eligible to receive Incentive Stock Options. An individual's status as an Administrator will not, by itself, affect his or her eligibility to participate in the Plan.

7.  Awards in General

    (a)  Types of Award and Award Document.  Awards under the Plan may consist of Stock Options, Stock Appreciation Rights, Stock Awards, Restricted Stock, Performance Units or Other Awards. Any Award described in Sections 8 through 13 of the Plan may be granted singly or in combination or in tandem with any other Award, as the Committee may determine. Awards may be made in combination with, in replacement of, or as alternatives to grants of rights under any other employee compensation plan of the Company, including the plan of any acquired entity, or may be granted in satisfaction of the Company's obligations under any such plan.

    (b)  Terms Set Forth in Award Document.  The terms and provisions of an Award shall be set forth in a written Award Document approved by the Committee and delivered or made available to the Participant as soon as administratively practicable following the date of such Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Committee and set forth in the applicable Award Document. Notwithstanding the foregoing, the Committee may accelerate (i) the vesting or payment of any Award, (ii) the lapse of restrictions on any Award or (iii) the date on which any Stock Option, Stock Appreciation Right or Other Award first becomes exercisable.

    (c)  Termination as Employee or Consultant.  If a Participant ceases to be an Employee or Consultant, the Participant may exercise his or her Award within such period of time as is specified in the Award Document to the extent that the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Document). The date of a Participant's termination as an Employee or Consultant for any reason shall be determined in the sole discretion of the Committee. In the absence of a specified time in the Award Document, the Award shall remain exercisable for three (3) months following the Participant's termination as an Employee or Consultant and then terminate, unless otherwise provided in this Plan. If, on the date of termination, the Participant is not vested as to his or her entire Award, the shares covered by the unvested portion of the Award shall revert to the Plan. If, after termination, the Participant does not exercise the vested portion of his or her Award within the period of time as is specified in the Award Document (or this Plan, if not specified in the Award Document), the shares covered by such vested portion of the Award shall revert to the Plan.

    (d)  Disability of Participant.  If a Participant ceases to be an Employee or Consultant as a result of the Participant's disability (as defined in Section 22(e)(3) of the Code), the Participant may exercise his or her Award within such period of time as is specified in the Award Document to the extent the Award is vested on the date of termination (but in no event later than the expiration of the term of such Award as set forth in the Award Document). In the absence of a specified time in the Award Document, the Award shall remain exercisable for twelve (12) months following the Participant's termination and then terminate. If, on the date of termination, the Participant is not vested as to his or her entire Award, the shares covered by the unvested portion of the Award shall revert to the Plan unless otherwise provided in the Award Document. If, after termination, the Participant does not exercise the vested portion of his or her Award within the period of time as is specified in the Award Document (or this Plan if not specified in the Award Document), the shares covered by such vested portion of the Award shall revert to the Plan.

    (e)  Death of Participant.  If a Participant dies while an Employee or Consultant, the Award may be exercised within such period of time as is specified in the Award Document (but in no event later than the expiration of the term of such Award as set forth in the Award Document), but only to the extent that the Award is vested on the date of death. The Award may be exercised by the executor or administrator of the Participant's estate or, if none, by the person(s) entitled to exercise the Award under the Participant's will or the laws of descent or distribution. In the absence of a specified time in the Award Document, the Award shall remain exercisable for twelve (12) months following the Participant's termination and then terminate. If, at the time of death, the Participant is not vested as to his or her entire Award, the shares covered by the unvested portion of the Award shall immediately revert to the Plan unless otherwise provided in this Plan or the Award Document. If, after Participant's death, the vested portion of the Award is not exercised within the period of time as is specified in the Award Document (or this Plan if not specified in the Award Document), the shares covered by such vested portion of the Award shall revert to the Plan.

    (f)  Dividends and Dividend Equivalents.  The Committee may provide Participants with the right to receive dividends or payments equivalent to dividends or interest with respect to an outstanding Award. Payments can either be paid currently or deemed to have been reinvested in shares of Common Stock, and can be made in Common Stock, cash or a combination thereof, as the Committee shall determine.

8.  Stock Options

    (a)  Terms of Stock Options Generally.  A Stock Option shall entitle the Participant to whom the Stock Option was granted to purchase a specified number of shares of Common Stock during a specified period at a price that is determined in accordance with Section 8(b) below. Stock Options may be either Nonqualified Stock Options or Incentive Stock Options. The Committee will fix the vesting and exercisability conditions applicable to a Stock Option.

    (b)  Exercise Price.  The exercise price per share of Common Stock purchasable under a Stock Option shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant. Notwithstanding the foregoing, the exercise price per share of a Stock Option that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided that the excess of:

       (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares of Common Stock subject to the Substitute Award, over

      (ii) the aggregate exercise price thereof,

    does not exceed the excess of:

      (iii) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the award assumed or substituted for by the Company, over

      (iv) the aggregate exercise price of such shares.

    (c)  Option Term.  The term of each Stock Option shall be fixed by the Committee and, subject to Section 3(a)(viii) above, shall not exceed ten years from the date of grant.

    (d)  Incentive Stock Options.  Each Stock Option granted pursuant to the Plan shall be designated at the time of grant as either an Incentive Stock Option or as a Nonqualified Stock Option. No Incentive Stock Option may be issued pursuant to the Plan to any individual who, at the time the Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, unless (A) the exercise price determined as of the date of grant is at least 110% of the Fair Market Value on the date of grant of the shares of Common Stock subject to such Stock Option, and (B) the Incentive Stock Option is not exercisable more than five years from the date of grant thereof. No Incentive Stock Option may be granted under the Plan after the tenth anniversary of the adoption of the Plan by the Board. To the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any parent or Subsidiary) exceeds $100,000, the excess Stock Options shall be treated as Nonqualified Stock Options. For purposes of this Section, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined as of the time the Stock Option with respect to such shares is granted.

    (e)  Method of Exercise.  Subject to the provisions of the applicable Award Document, the exercise price of a Stock Option may be paid in cash or previously owned shares or a combination thereof. In accordance with the rules and procedures established by the Committee for this purpose, the Stock Option may also be exercised through a "cashless exercise" procedure approved by the Committee involving a broker or dealer approved by the Committee, that affords Participants the opportunity to sell immediately some or all of the shares underlying the exercised portion of the Stock Option in order to generate sufficient cash to pay the Stock Option exercise price and/or to satisfy withholding tax obligations related to the Stock Option.

    (f)  Accelerated Vesting Upon Death or Disability.  In the event a Participant terminates his or her service with the Company, its parent or a Subsidiary due to Participant's death or disability (as defined in Section 22(e)(3) of the Code), all Stock Options granted to Participant shall become fully vested and exercisable upon such termination and remain exercisable for the period of time stated in the Participant's Award Document (or this Plan if not specified in the Award Document).

9.  Stock Appreciation Rights

    (a)  General.  A Stock Appreciation Right shall entitle a Participant to receive, upon satisfaction of the conditions to the payment specified in the applicable Award Document, an amount equal to the excess, if any, of the Fair Market Value on the exercise date of the number of shares of Common Stock for which the Stock Appreciation Right is exercised, over the exercise price for such Stock Appreciation Right specified in the applicable Award Document. The exercise price per share of Common Stock covered by a Stock Appreciation Right shall be fixed by the Committee at the time of grant or, alternatively, shall be determined by a method specified by the Committee at the time of grant; provided, however, that, except as provided in Section 9(b) below, the exercise price per share shall be no less than 100% of the Fair Market Value per share on the date of grant (or if the exercise price is not fixed on the date of grant, then on such date as the exercise price is fixed). Notwithstanding the foregoing, the exercise price per share of a Stock Appreciation Right that is a Substitute Award may be less than the Fair Market Value per share on the date of award, provided, that such exercise price is not less than the minimum exercise price that would be permitted for an equivalent Stock Option as determined in accordance with Section 8(b) above. At the sole discretion of the Committee, payments to a Participant upon exercise of a Stock Appreciation Right may be made in cash, in shares of Common Stock having an aggregate Fair Market Value as of the date of exercise equal to such amount, or in a combination of cash and shares of Common Stock having an aggregate value as of the date of exercise equal to such amount. A Stock Appreciation Right may be granted alone or in addition to other Awards, or in tandem with a Stock Option.

    (b)  Stock Appreciation Rights in Tandem with Stock Options.  A Stock Appreciation Right granted in tandem with a Stock Option may be granted either at the same time as such Stock Option or subsequent thereto. If granted in tandem with a Stock Option, a Stock Appreciation Right shall cover the same number of shares of Common Stock as covered by the Stock Option (or such lesser number of shares as the Committee may determine) and shall be exercisable only at such time or times and to the extent the related Stock Option shall be exercisable, and shall have the same term and exercise price as the related Stock Option (which, in the case of a Stock Appreciation Right granted after the grant of the related Stock Option, may be less than the Fair Market Value per share on the date of grant of the tandem Stock Appreciation Right). Upon exercise of a Stock Appreciation Right granted in tandem with a Stock Option, the related Stock Option shall be canceled automatically to the extent of the number of shares covered by such exercise; conversely, if the related Stock Option is exercised as to some or all of the shares covered by the tandem grant, the tandem Stock Appreciation Right shall be canceled automatically to the extent of the number of shares covered by the Stock Option exercise.

10.  Stock Awards

    (a)  General.  A Stock Award shall consist of one or more shares of Common Stock granted to a Participant for no consideration other than the provision of services (or, if required by applicable law in the reasonable judgment of the Company, for payment of the par value of such shares). Stock Awards shall be subject to such restrictions (if any) on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the applicable Award Document.

    (b)  Distributions.  Any shares of Common Stock or other securities of the Company received by a Participant to whom a Stock Award has been granted as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Stock Award.

11.  Restricted Stock

    (a)  General  An Award of Restricted Stock shall consist of a grant of one or more shares of Common Stock to a Participant for no consideration other than the provision of services or may be offered for sale to a Participant at a purchase price determined by the Committee, subject to the terms and conditions established by the Committee in connection with the Award and as set forth in the applicable Award Document. Such shares of Common Stock shall be subject to such restrictions on transfer or other incidents of ownership for such periods of time, and shall be subject to such conditions of vesting, as the Committee may determine and as shall be set forth in the Award Document relating to such stock. If shares of Common Stock are offered for sale under the Plan, the purchase price shall be payable in cash, or, in the sole discretion of the Committee and to the extent provided in any applicable Award Document, in shares of Common Stock already owned by the Participant, for other consideration acceptable to the Committee or in any combination of cash, shares of Common Stock or such other consideration.

    (b)  Share Certificates; Rights and Privileges.  At the time Restricted Stock is granted or sold to a Participant, share certificates representing the appropriate number of shares or Restricted Stock shall be registered in the name of the Participant but shall be held by the Company in custody for the account of such person. Company may take whatever actions it determines necessary to restrict the transferability of the unvested Restricted Stock including providing that the certificates bear a legend restricting their transferability. Except for such restrictions on transfer or other incidents of ownership as may be determined by the Committee and set forth in the Award Document relating to an award or sale of Restricted Stock, a Participant shall have the rights of a stockholder as to such Restricted Stock, including the right to receive dividends and the right to vote in accordance with the Company's certificate of incorporation.

    (c)  Distributions.  Any shares of Common Stock or other securities of the Company received by a Participant to whom Restricted Stock has been granted or sold as a result of a stock distribution to holders of Common Stock or as a stock dividend on Common Stock shall be subject to the same terms, conditions and restrictions as such Restricted Stock.

12.  Performance Units

    Performance Units may be granted as fixed or variable share- or dollar-denominated units subject to such conditions of vesting and time of payment as the Committee may determine and as shall be set forth in the applicable Award Document relating to such Performance Units. Performance Units may be paid in Common Stock upon the satisfaction of the applicable performance criteria as described in the Award Document, cash or a combination of Common Stock and cash, as the Committee may determine.

13.  Other Awards

    The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Committee determines to be consistent with the purpose of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Common Stock, for the acquisition or future acquisition of Common Stock, or any combination thereof. Other Awards shall also include cash payments (including the cash payment of dividend equivalents) under the Plan which may be based on one or more criteria determined by the Committee which are unrelated to the value of Common Stock and which may be granted in tandem with, or independent of, other Awards under the Plan.

14.  Certain Restrictions

    (a)  Transfers.  Unless the Committee determines otherwise, no Award shall be transferable other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.

    (b)  Exercise.  During the lifetime of the Participant, a Stock Option, Stock Appreciation Right or similar-type Other Award shall be exercisable only by the Participant or by a permitted transferee to whom such Stock Option, Stock Appreciation Right or Other Award has been transferred in accordance with Section 14(a).

15.  Recapitalization or Reorganization

    (a)  Authority of the Company and Stockholders.  The existence of the Plan, the Award Documents and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    (b)  Change in Capitalization.  Notwithstanding any provision of the Plan or any Award Document, the number and kind of shares authorized for issuance under Section 5(a) above, including the maximum number of shares available under the special limits provided for in Section 5(b) above, may be equitably adjusted in the sole discretion of the Committee in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value or other similar corporate event affecting the Common Stock in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of shares subject to any outstanding Award and the purchase price per share, if any, under any outstanding Award may be equitably adjusted (including by payment of cash to a Participant) in the sole discretion of the Committee in order to preserve the benefits or potential benefits intended to be made available to Participants granted Awards. Such adjustments shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjusted Awards shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject.

    (c)  Business Combination.  Except as otherwise specified in the applicable Award Document, in the event of a Business Combination, each outstanding Stock Option and all other Awards shall be assumed or an equivalent option or award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Awards, the Committee may, in its discretion, provide for (i) the Participant to fully vest in and have the right to exercise the Stock Option or Stock Appreciation Right as to all of the Common Stock, including shares as to which it would not otherwise be vested or exercisable, (ii) all restrictions and conditions of any Stock Award and Restricted Stock held by such Participant to lapse, and (iii) all Performance Units and any Other Awards held by such Participant to be deemed fully earned. If in lieu of assumption or substitution in the event of a Business Combination, a Stock Option or Stock Appreciation Right becomes fully vested and exercisable, the restrictions and conditions on Restricted and Stock Awards lapse, and Performance Units and Other Awards are deemed fully earned, then the Committee shall notify the Participant in writing or electronically of the change in the Award and that the Award shall terminate fifteen (15) days from the date of such notice (to the extent applicable). For the purposes of this Section 15(c), the Award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive on the same terms and conditions as the Award, for each share of Common Stock subject to the Award immediately prior to the Business Combination, the consideration (whether stock, cash, or other securities or property) received in the Business Combination by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Business Combination is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Business Combination.

    (d)  Change in Control.  In the event of the involuntary termination of an Employee's employment with the Company or a Subsidiary not for Cause or an Employee's termination of employment with the Company or a Subsidiary for Good Reason within twenty-four months after a Change in Control of the Company, the following shall occur: (i) all of such Employee's outstanding Stock Options and Stock Appreciation Rights shall become vested and exercisable, (ii) all restrictions and conditions of all Stock Awards and Restricted Stock held by such Employee shall lapse and (iii) all Performance Units and any Other Awards held by such Employee shall be deemed to be fully earned.

16.  Amendments; Termination

    The Board or Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that any amendment which under the requirements of any applicable law or stock exchange rule must be approved by the stockholders of the Company shall not be effective unless and until such stockholder approval has been obtained in compliance with such law or rule. No termination or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award. Notwithstanding any provision herein or in any Award Document to the contrary, the Board or Committee shall have broad authority to amend the Plan or any Award under the Plan to take into account changes in applicable tax laws, securities laws, accounting rules and other applicable state and federal laws.

17.  Miscellaneous

    (a)  Tax Withholding.  The Company may require any individual entitled to receive a payment in respect of an Award to remit to the Company, prior to such payment, an amount sufficient to satisfy any federal, state or local tax withholding requirements. The Company shall also have the right to deduct from all cash payments made pursuant to or in connection with any Award any federal, state or local taxes required to be withheld with respect to such payments. In addition, the Company may permit any individual to whom an Award has been made to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold shares of Common Stock that would otherwise be received by such individual upon settlement or exercise of such Award or by delivering to the Company shares of Common Stock owned by the individual prior to exercising the option, subject to such rules as the Committee may establish from time to time.

    (b)  No Right to Grants or Employment.  No Eligible Individual or Participant shall have any claim or right to receive grants of Awards under the Plan. Nothing in the Plan or in any Award or Award Document shall confer upon any Employee any right to continued employment with Employer or interfere in any way with the right of Employer to terminate the employment of any of its employees at any time, with or without cause.

    (c)  Other Compensation.  Nothing in this Plan shall preclude or limit the ability of the Employer to pay any compensation to a Participant under the Employer's other compensation and benefit plans and programs.

    (d)  Other Employee Benefit Plans.  Payments received by a Participant under any Award made pursuant to the Plan shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Employer, unless otherwise specifically provided for under the terms of such plan or arrangement or by the Committee.

    (e)  Unfunded Plan.  The Plan is intended to constitute an unfunded plan for incentive compensation. Prior to the payment or settlement of any Award, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu thereof with respect to awards hereunder.

    (f)  Securities Law Restrictions.  The Committee may require each Eligible Individual purchasing or acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that such Eligible Individual is acquiring the shares for investment and not with a view to the distribution thereof. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No shares of Common Stock shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

    (g)  Compliance with Rule 16b-3.  Notwithstanding anything contained in the Plan or in any Award Document to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction or the effectiveness of such action to the extent necessary to avoid such liability, but in no event for a period longer than six months.

    (h)  Award Document.  In the event of any conflict or inconsistency between the Plan and any Award Document, the Plan shall govern, and the Award Document shall be interpreted to minimize or eliminate any such conflict or inconsistency.

    (i)  Expenses.  The costs and expenses of administering the Plan shall be borne by the Company.

    (j)  Application of Funds.  The proceeds received from the Company from the sale of Common Stock or other securities pursuant to Awards will be used for general corporate purposes.

    (k)  Deferral.  The Committee may, in its discretion and as provided in the applicable Award Document, permit a Participant to defer receipt of the shares underlying a Stock Option upon exercise or otherwise defer the recognition of income with respect to an Award pursuant to the terms of any deferred compensation plan maintained by the Company.

    (l)  Applicable Law.  Except as to matters of federal law, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

EXHIBIT B

MIPS TECHNOLOGIES, INC.
EMPLOYEE STOCK PURCHASE PLAN
adopted by Board of Directors on May 22, 1998
and approved by Stockholder on May 22, 1998
(as amended August 27, 1998)
(as amended May 18, 1999)

    The following constitutes the provisions of the MIPS Technologies, Inc. Employee Stock Purchase Plan.

    1.  PURPOSE.  The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is believed that employee participation in ownership of the Company on this basis will be to the mutual benefit of the employees and the Company. It is the intention of the Company that the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

    2.  DEFINITIONS.

    "Board" means the Board of Directors of the Company.

    "Code" means the Internal Revenue Code of 1986, as amended.

    "Common Stock" means the Common Stock, $0.001 par value, of the Company.

    "Company" means MIPS Technologies, Inc.

    "Committee" means the committee appointed by and serving at the pleasure of the Board to administer the Plan pursuant to Section 14.

    "Compensation" means base pay, plus any amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions (exclusive of "spot bonuses" and any other such item specifically directed for all Employees by the Board or a committee) designated by the Board, but shall exclude severance pay, pay in lieu of vacations, back pay awards, disability benefits, deferred compensation, or any other compensation excluded in the discretion of the Board.

    Compensation shall be determined before giving effect to any salary reduction agreement pursuant to a qualified cash or deferred arrangement within the meaning of Section 401(k) of the Code or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of Section 125 of the Code).

    "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or re-employment upon the expiration of such leave is guaranteed by contract or statute.

    "Designated Subsidiaries" means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    "Employee" means any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

    "Exercise Date" means the last business day of each Exercise Period in an Offering Period.

    "Exercise Period" means a six-month period commencing on an Offering Date or on the first business day after any Exercise Date in an Offering Period.

    "Offering Date" means the first day of each Offering Period of the Plan.

    "Offering Period" means a period of twenty-four (24) months consisting of four six-month Exercise Periods during which options granted pursuant to the Plan may be exercised.

    "Plan" means the MIPS Technologies, Inc. Employee Stock Purchase Plan.

    "Subsidiary" means any corporation, domestic or foreign, in which the Company owns, directly or indirectly, 50% or more of the voting shares.

    3.  ELIGIBILITY.

      (a) Any person who is an Employee, as defined in Section 2, on the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

      (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if (i) immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary of the Company, or (ii) the rate of withholding under such option would permit the employee's rights to purchase shares under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue (i.e., become exercisable) at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      (c) Upon reemployment of a former Employee, such former Employee will again be eligible to participate in the Plan, subject to the requirements of Section 5(a) and the limitations imposed by Section 423(b) of the Code.

    4.  OFFERING PERIODS.  The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on or about each May 1 or November 1, provided, however, that the Offering Date of the initial Offering Period shall be June 10, 1998. If the Company cannot make an offer under the Plan on or about any May 1 or November 1 because of restrictions imposed by law, the Company may make an offer as soon as practical after the expiration of such restrictions. The Board or the Committee shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

    5.  PARTICIPATION.

      (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company and filing it with the Company's payroll office prior to the Offering Date of the first Offering Period with respect to which it is to be effective, unless a later time for filing the subscription agreement is set by the Board or Committee for all eligible Employees with respect to such Offering Period. Once enrolled, the Employee remains enrolled in each subsequent Offering Period of the Plan at the designated payroll deduction unless the Employee withdraws by providing the Company with a written Notice of Withdrawal or files a new subscription agreement prior to the applicable Offering Date changing the Employee's designated payroll deduction. An eligible Employee may participate in only one Offering Period at a time.

      (b) Payroll deductions for a participant shall commence with the first payroll period following the Offering Date, or the first payroll following the date of valid filing of the subscription agreement, whichever is later, and shall end when terminated by the participant as provided in Section 10.

    6.  PAYROLL DEDUCTIONS.

      (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during all subsequent Offering Periods at a rate not exceeding ten percent (10%), or such other rate as may be determined from time to time by the Board, of the Compensation which he or she would otherwise receive on such payday without regard to deferral elections. Notwithstanding the foregoing, for the initial Offering Period commencing on June 10, 1998, payroll deductions will not commence until the first payday following the date that the registration statement for the initial public offering of the Common Stock becomes or is declared effective by the Securities and Exchange Commission under the Securities Act of 1933 (the "IPO Effective Date"). The amount of initial payroll deductions in the period from June 10, 1998 to the IPO Effective Date will, upon authorization by the participant, be deducted in two substantially equal payments during the first two payroll periods immediately following the IPO Effective Date and, thereafter, payroll deductions will be made at the rate authorized by the participant in his or her initial subscription agreement.

      (b) All payroll deductions authorized by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

      (c) A participant may discontinue his or her participation in the Plan as provided in Section 10, or may change the rate of his or her payroll deductions during an Offering Period by completing and filing with the Company a new authorization for payroll deduction, provided that the Board may, in its discretion, impose reasonable and uniform restrictions on participants' ability to change the rate of payroll deductions. The change in rate shall be effective no later than fifteen (15) days following the Company's receipt of the new authorization. A participant may decrease or increase the amount of his or her payroll deductions as of the beginning of an Offering Period by completing and filing with the Company, prior to the beginning of such Offering Period, a new payroll deduction authorization.

      (d) Notwithstanding the foregoing, to the extent necessary, but only to such extent, to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be automatically decreased to 0% at such time during any Exercise Period which is scheduled to end in the current calendar year that the aggregate of all payroll deductions accumulated with respect to the applicable Offering Period and any other Offering Period ending within the same calendar year equals $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Exercise Period, unless terminated by the participant as provided in Section 10.

    7.  GRANT OF OPTION.

      (a) On each Offering Date, each participant shall be granted an option to purchase on each Exercise Date (at the per share option price) a number of full shares of Common Stock arrived at by dividing such participant's total payroll deductions to be accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Exercise Date; provided, however, that the maximum number of shares a participant may purchase during each Offering Period shall be determined by (i) dividing $50,000 by the fair market value of a share of Common Stock on the Offering Date for Offering Periods under the Plan commencing prior to May 18, 1999, or (ii) dividing $100,000 by the fair market value of a share of Common Stock on the Offering Date for all Offering Periods beginning on or after May 18, 1999; and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of Common Stock shall be determined as provided in Section 7(b) herein.

      (b) The option price per share of such shares shall be the lower of: (i) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Offering Date; or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock at the Exercise Date. The fair market value of a share of Common Stock on said dates shall be determined by the Board, based upon such factors as the Board determines relevant; provided, however, that if there is a public market for the Common Stock, the fair market value of a share of Common Stock on a given date shall be the closing price for the Common Stock as of such date; or, in the event that the Common Stock is listed on a national securities exchange, the fair market value of a share of Common Stock shall be an amount equal to the closing sales price of a share of Common Stock on the exchange as of such date.

    8.  EXERCISE OF OPTION.

      (a) Unless a participant withdraws from the Offering Period as provided in Section 10, his or her option for the purchase of shares will be exercised automatically at each Exercise Date, and the maximum number of full shares subject to option will be purchased at the applicable option price with the accumulated payroll deductions in his or her account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date.

      (b) During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

      (c) The Board may require, as a condition precedent to any purchase under the Plan, appropriate arrangements with the participant for the withholding of any applicable Federal, state, local or foreign withholding or other taxes.

    9.  DELIVERY.  As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange for the shares purchased upon exercise of his or her option to be electronically credited to the participant's designated brokerage account at one of the securities brokerage firms participating in the Company's direct deposit program from time to time. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the Exercise Date of each Offering Period which merely represents a fractional share shall be credited to the participant's account for the next subsequent Offering Period; any additional cash shall be returned to said participant.

    10.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

      (a) A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account under the Plan at any time prior to an Exercise Date by giving written notice to the Company on a form provided for such purpose. If the participant withdraws from the Offering Period, all of the participant's payroll deductions credited to his or her account will be paid to the participant as soon as practicable after receipt of the notice of withdrawal and his or her option for the current Offering Period will be automatically canceled, and no further payroll deductions for the purchase of shares will be made during such Offering Period or subsequent Offering Periods, except pursuant to a new subscription agreement filed in accordance with Section 6 hereof.

      (b) Upon termination of the participant's Continuous Status as an Employee prior to an Exercise Date of an Offering Period for any reason, including retirement or death, the payroll deductions accumulated in his or her account will be returned to him or her as soon as practicable after such termination or, in the case of death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically canceled.

      (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan, and the payroll deductions credited to his or her account will be returned to the participant and the option canceled.

      (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period by executing and delivering to the Company a new payroll deduction form or in any similar plan which may hereafter be adopted by the Company.

    11.  AUTOMATIC TRANSFER TO LOW PRICE OFFERING PERIOD.  In the event that the fair market value of the Common Stock is lower on the first day of an Exercise Period (the "Subsequent Exercise Period") than it was on the first Offering Date for that Offering Period (the "Initial Offering Period"), all participants in the Plan on the first day of the Subsequent Exercise Period shall be deemed to have withdrawn from the Initial Offering Period on the first day of the Subsequent Exercise Period and to have enrolled as participants in a new Offering Period which begins on or about that day. A participant may elect to remain in the Initial Offering Period by filing a written statement declaring such election with the Company prior to the time of the automatic change to the new Offering Period.

    12.  INTEREST.  No interest shall accrue on the payroll deductions of a participant in the Plan.

    13.  STOCK.

      (a) Subject to adjustment upon changes in capitalization of the Company as provided in Section 19, the maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 600,000 shares, plus an annual increase to be added on July 1 of each year beginning July 1, 1999 equal to the lesser of:

         (i) 0.5% of the total number of shares of Common Stock outstanding on a fully diluted basis as of the immediately preceding June 30;

        (ii) 600,000 shares; or

        (iii) an amount determined by the Board.

If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform and equitable a manner as is practicable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall return any excess funds accumulated in each participant's account as soon as practicable after the affected Exercise Date of such Offering Period. Common Stock to be sold to participants in the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued.

      (b) A participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

      (c) Shares to be delivered to a participant under the Plan will be credited electronically to a brokerage account in the name of the participant at one of the brokerage firms participating from time to time in the Company's direct deposit program.

    14.  ADMINISTRATION.  The Plan shall be administered by the Board or the Committee. The Board or the Committee shall have the authority to (i) make all factual determinations in the administration or interpretation of the Plan, (ii) establish administrative regulations to further the purpose of the Plan, and (iii) take any other action desirable or necessary to interpret, construe or implement properly the provisions of the Plan. The administration, interpretation or application of the Plan by the Board or the Committee shall be final, conclusive and binding upon all participants. Members of the Board or the Committee who are eligible Employees are permitted to participate in the Plan, provided that:

      (a) Members of the Board who participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

      (b) If a Committee is established to administer the Plan, no member of the Board who participates in the Plan may be a member of the Committee.

    15.  DESIGNATION OF BENEFICIARY.

      (a) A participant may file a written designation of a beneficiary who is to receive shares and/or cash, if any, from the participant's account under the Plan in the event of such participant's death at a time when cash or shares are held for his or her account.

      (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant in the absence of a valid designation of a beneficiary who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant; or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may reasonably designate.

    16.  RIGHTS NOT TRANSFERABLE.  Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10.

    17.  USE OF FUNDS.  All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

    18.  REPORTS.  Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees as soon as practicable following each Exercise Date. Such statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

    19.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to option.

    In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, In the event that the successor corporation refuses to assume or substitute for the option, the Board may, in its discretion, shorten any Exercise Periods then in progress by setting a new Exercise Date (the "New Exercise Date") and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant's option has been changed to the New Exercise Date and that the participant's option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

    The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

    20.  AMENDMENT OR TERMINATION.  The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 and this Section 20, no such termination will affect options previously granted. Except as provided in Section 19 and this Section 20, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary, but only to such extent, to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval of an amendment in such a manner and to such a degree as so required.

    Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

    In the event the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

      (1) altering the purchase price for any Offering Period including an Offering Period underway at the time of the change in purchase price;

      (2) shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

      (3) allocating shares.

    Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

    21.  NOTICES.  All notices or other communications by a participant to the Company in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. Notices given electronically by the Company will be deemed to be written notices under the Plan.

    22.  STOCKHOLDER APPROVAL.  The Plan was adopted by the Board on May 22, 1998 and approved by the shareholders of the Company on May 22, 1998 in accordance with the requirements of Section 423(b)(2) of the Code.

    23.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an option, if required by applicable securities laws, the Company may require the participant for whose account the option is being exercised to represent and warrant at the time of such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

    24.  NO RIGHT TO EMPLOYMENT.  Nothing shall confer upon any employee of the Company any right to continued employment with the Company any right to continued employment with the Company or interfere in any way with the right of the Company to terminate the employment of any of its employees at any time, with or without cause.

    25.  TERM OF PLAN.  The Plan shall remain in effect until May 22, 2008, unless terminated earlier in accordance with Section 20.

    26.  GOVERNING LAW.  All rights and obligations under the Plan shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws.

MIPS Technologies Inc.	EMPLOYEE STOCK PURCHASE PLAN SUBSCRIPTION AGREEMENT

EMPLOYEE LAST NAMEFIRST NAMEMI	SOCIAL SECURITY #	EMPLOYEE #

DAYTIME TELEPHONE NUMBER	OFFICE LOCATION

/ /  ORIGINAL APPLICATION           / /  CHANGE

1.
I hereby elect to participate in each Offering Period of the MIPS Technologies Inc. Employee Stock Purchase Plan (the "Plan") beginning subsequent to the date set forth below and subscribe to purchase shares of Common Stock of MIPS Technologies Inc. (the "Company") in accordance with this Agreement and the Plan.
2.
I hereby authorize payroll deductions from each paycheck during each Offering Period in the amount of (1% to 10%, whole percentages only)      % of my compensation (including base pay and, to the extent applicable, any amounts attributable to overtime, shift premium, incentive compensation, bonuses and commissions) in accordance with the Plan.
3.
I understand that said payroll deductions shall be accumulated for the purchase of shares in accordance with the Plan, and that shares will be purchased for me automatically at the end of each six-month Exercise Period unless I withdraw from the Plan by giving written notice to the Company. I authorize the Company to carry over to the next Exercise Period or Offering Period any Cash insufficient to purchase a share of Common Stock.
4.
I have received a copy of the Company's most recent prospectus which describes the Plan and a copy of the complete "MIPS Technologies Inc. Employee Stock Purchase Plan." I understand that my participation in the Plan is in all respects subject to the terms of the Plan.
5.
I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.
6.
In the event of my death, I hereby designate the following to be my beneficiary(ies) to receive all payments and shares due me under the Plan.

  / /  Same Beneficiaries as designated on prior Subscription Agreement

  / /  Original designation or change as set forth below:

Beneficiary(ies) Full Name(s)	Relationship	% Of Proceeds

7.
I agree that the shares I purchase through the MIPS Technologies Inc. Employee Stock Purchase Plan (ESPP) will be electronically transferred to a brokerage firm for credit to an account set up under my name. Broker selection and additional information may be found on the Company's internal website or obtained from the Benefits Department.

Employee Signature	Date
Human Resources Signature	Date

PLEASE RETURN FORM TO Trish Leeper / HR

DETACH HERE

PROXY

MIPS TECHNOLOGIES, INC.

PROXY FOR 1999 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF MIPS TECHNOLOGIES, INC.

The undersigned stockholder of MIPS Technologies, Inc., a Delaware corporation ("MIPS Technologies"), hereby appoints JOHN E. BOURGOIN, KEVIN C. EICHLER and SANDY CREIGHTON, as proxies for the undersigned, with full power of substitution, to attend the 1999 Annual Meeting of Stockholders of MIPS Technologies to be held on Thursday, October 28, 1999 at 2:00 p.m. at 1225 Charleston Road, Mountain View, California 94043, and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the nominee for director and FOR the proposals.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

DETACH HERE

X	Please mark votes as in this example.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR THE FOLLOWING PROPOSALS AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

  1.
  Election of Class A Director:

  Nominee: (01) Anthony B. Holbrook

FOR THE NOMINEE	/ /	/ /	WITHHELD FROM THE NOMINEE	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	/ /
				MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW	/ /
2.	To approve the 1998 Long-Term Incentive Plan, as amended, which provides, among other things, for an increase in the number of shares of Class A common stock reserved for issuance thereunder and for annual increases in the number of shares reserved for issuance thereunder.	FOR / /	AGAINST / /	ABSTAIN / /
3.	To approve the Employee Stock Purchase Plan, as amended, including the elimination of a provision that limits the minimum number of shares that may be reserved for issuance thereunder.	FOR / /	AGAINST / /	ABSTAIN / /
4.	Ratification of appointment by MIPS Technologies' Board of Directors of Ernst & Young LLP to serve as the Company's independent auditors for the 2000 fiscal year.	FOR / /	AGAINST / /	ABSTAIN / /

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give full title under signature.

Signature:	Date:

VOTE BY TELEPHONE

It's fast, convenient, and immediate!

Call Toll-Free on a Touch-Tone Phone

1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1.
Read the accompanying Proxy Statement and Proxy Card.

2.
Call the toll-free number
1-877-PRX-VOTE (1-877-778-8683). For shareholders residing outside the United States call collect on a touch-tone phone
1-201-536-8073.

3.
Enter your 14-digit Voter Control Number located on your Proxy Card above your name.

4.
Follow the recorded instructions.

Your vote is important!

Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.
Read the accompanying Proxy Statement and Proxy Card.

2.
Go to the website
http://www.eproxyvote.com/mips

3.
Enter your 14-digit Voter Control Number
located on your Proxy Card above your name.

4.
Follow the instructions provided.

Your vote is important!

Go to http://www.eproxyvote.com/mips anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet

QuickLinks

PROXY STATEMENT INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—APPROVAL OF THE 1998 LONG-TERM INCENTIVE PLAN, AS AMENDED
PROPOSAL NO. 3—APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD ON EXECUTIVE COMPENSATION

COMPARISON OF 12-MONTH CUMULATIVE TOTAL RETURN* AMONG MIPS TECHNOLOGIES, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE HAMBRECHT & QUIST SEMICONDUCTORS INDEX
Summary Compensation Table
Stock Option Exercises and June 30, 1999 Fiscal Year-End Values

MIPS TECHNOLOGIES, INC. 1998 LONG-TERM INCENTIVE PLAN adopted by the Board of Directors on May 22, 1998 and approved by the Stockholder on May 22, 1998 (as amended August 27, 1998) (as amended May 18, 1999)

MIPS TECHNOLOGIES, INC. EMPLOYEE STOCK PURCHASE PLAN adopted by Board of Directors on May 22, 1998 and approved by Stockholder on May 22, 1998 (as amended August 27, 1998) (as amended May 18, 1999)